                                         Registration Nos. 33-50434 and 811-7084
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM N-1A

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 Pre-Effective Amendment No. ___
    Post-Effective Amendment No.  11                                          X
                                                                             ---

                                     AND/OR

    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
    Amendment No.  12                                                         X
                                                                             ---

                             THE LEGENDS FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                             515 West Market Street
                           Louisville, Kentucky 40202
        (Address of Registrant's Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: 1-800-325-8583

                                                         Copies to:
         Kevin L. Howard, Esq.                     Joel H. Goldberg, Esq.
        515 West Market Street              Swidler Berlin Shereff Friedman, LLP
         Louisville, KY  40202                        919 Third Avenue
(Name and Address of Agent for Service)          New York, New York  10022




                             ----------------------

It is proposed that this filing will become effective (check appropriate box):

     ___ immediately upon filing pursuant to paragraph (b)
      X  on November 1, 1999 pursuant to paragraph (b)
     ---
     ___ 60 days after filing pursuant to paragraph (a)(1)
     ___ on November 1, 1999 pursuant to paragraph (a)(1)
     ___ 75 days after filing pursuant to paragraph (a)(2)
     ___ on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

     __ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PROSPECTUS

                             THE LEGENDS FUND, INC.

                                NOVEMBER 1, 1999


The Legends Fund, Inc. (the "FUND") is an open-end management investment company with four portfolios (together "Portfolios," and individually "Portfolio") available for investment. Shares of the Fund are currently sold only to separate accounts of Integrity Life Insurance Company and National Integrity Life Insurance Company as an investment option for variable annuity contracts. The Fund's current Portfolios are:

-    Harris Bretall Sullivan & Smith Equity Growth Portfolio
-    Scudder Kemper Value Portfolio
-    Zweig Asset Allocation Portfolio
-    Zweig Equity (Small Cap) Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


Section 1
RISK/RETURN SUMMARY..........................................................  3
Investment Objectives and Strategies.........................................  3
Principal Risks..............................................................  3
Year 2000....................................................................  8

Section 2
THE FUND.....................................................................  9
Investment Objectives, Principal Investment Strategies and Related Risks.....  9
Harris Bretall Sullivan & Smith Equity Growth Portfolio......................  9
Scudder Kemper Value Portfolio...............................................  9
Zweig Asset Allocation Portfolio.............................................  9
Zweig Equity (Small Cap) Portfolio........................................... 10
Principal Investment Risks................................................... 10
Other Investments............................................................ 11

Section 3
PERFORMANCE.................................................................. 11

Section 4
MANAGEMENT OF THE FUND....................................................... 12
The Manager, Sub-Advisers and Distributor.................................... 12
Management Fees.............................................................. 13

Section 5
SHAREHOLDER INFORMATION...................................................... 14
Purchase and Redemption of Shares............................................ 14
Valuation of Shares.......................................................... 14
Dividends and Distributions.................................................. 14
Tax Consequences of Investing in the Fund.................................... 14

FINANCIAL HIGHLIGHTS......................................................... 16



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE HAVE NOT AUTHORIZED ANYONE TO MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

SECTION 1 - RISK/RETURN SUMMARY

INVESTMENT OBJECTIVES AND STRATEGIES

The four Portfolios of the Fund and a description of their objectives and principal investment strategies are listed below. The Fund's Board of Directors may add Portfolios at any time. We can't guarantee that a Portfolio will achieve its investment objective.

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO seeks long-term capital appreciation. It invests primarily in stocks of established companies with proven records of superior and consistent earnings growth.

SCUDDER KEMPER VALUE PORTFOLIO seeks primarily long-term capital appreciation with a secondary objective of current income. It invests primarily in equity securities considered by its sub-adviser to be undervalued.


ZWEIG ASSET ALLOCATION PORTFOLIO seeks long-term capital appreciation. It invests primarily in mid-sized and large company stocks that the portfolio manager considers to be comparable to the stocks included in the S&P 500 that have a minimum of $400 million market capitalization.


ZWEIG EQUITY (SMALL CAP) PORTFOLIO seeks long-term capital appreciation. It invests primarily in small company stocks, which are stocks that have a market capitalization between $250 million and $1.5 billion.

PRINCIPAL RISKS


An investment in each of the Portfolios carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if an issuer of a stock in a Portfolio becomes financially impaired or if the stock market as a whole declines. Because most of the investments are in common stocks, there is also the inherent risk that holders of common stock are generally behind creditors and holders of preferred stock for payment in the event of the bankruptcy of a stock issuer. In addition, it may take a substantial period of time before stocks in the Portfolio realize their growth potential.


An investment in the stock of a company represents ownership in that company. Therefore, the Portfolios participate in the successes and failures of the companies in which they hold stock.


The Harris Bretall Sullivan & Smith Equity Growth Portfolio is subject to additional risks of investing in growth stocks, which are subject to greater price volatility than value stocks and may take a long time to reach their growth potential. The companies that issue these stocks usually lack the dividend yield associated with value stocks that can cushion return in a declining market. Also, since investors buy growth stocks based on their anticipated earnings growth, earnings disappointments often result in sharp price declines.


The Scudder Kemper Value Portfolio is subject to additional risks of using a "value" strategy. The determination that a stock is undervalued is subjective and price may not rise to the potential the investment manager believes it to have.


The Zweig Portfolios are subject to additional risks of investing in foreign securities. Foreign securities denominated in foreign currencies are subject to adverse changes in the values of such currencies, which may have a significant negative effect on any returns from these investments. Foreign securities pose additional risks, such as political and economic uncertainty, limited information, higher brokerage costs, different accounting standards and thinner trading markets compared to U.S. markets. The Zweig Equity (Small
Cap) Portfolio is subject to additional risks of investing in small company stocks, which historically have had greater price volatility, less liquidity and increased competition than those of larger companies.


Some of the Portfolios may invest in certain industry sectors, for example, the financial industries sector or the healthcare sector. Financial, economic, business and other developments affecting issuers in those sectors may have a greater effect on those portfolios than if they had not focused their assets in a particular sector. Fundamental investment policies, however, prohibit investing more than 25% of net assets in any one industry.


The Fund is intended for investors who are looking for long-term, steady growth of assets.

ANNUAL RETURNS

The following bar charts and table illustrate some of the risks of investing in each Portfolio by showing the changes in the returns experienced by the Portfolios from calendar year to calendar year and by showing how each Portfolio's average annual total returns compare with those of a broad measure of market performance. Of course, past performance of any fund isn't an indication of how it will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      Harris Bretall
      Equity Growth     S&P 500
1993    -1.38            7.06
1994    2.64            -1.54
1995    29.93           34.11
1996    12.41           20.26
1997    32.92           31.01
1998    35.65           28.58

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Scudder Kemper
            Value        S&P 500
1993        4.86          7.06
1994       -2.07         -1.54
1995       43.65         34.11
1996       22.78         20.26
1997       28.71         31.01
1998       18.41         28.58

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        Zweig Equity     Value Line
        (Small Cap)    Geometric Index
1993            0           10.72
1994        -1.97           -6.01
1995        19.54           19.29
1996        16.87           13.38
1997        23.42           21.06
1998        -6.61           -3.79

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        Zweig Asset
         Allocation      S&P 500
1993            0          7.06
1994        -0.92         -1.54
1995        19.75         34.11
1996        13.32         20.26
1997         20.3         31.01
1998        -2.05         28.58


For the calendar years shown in the bar charts, the highest and lowest returns for a quarter for each Portfolio were: Harris Bretall Sullivan & Smith Equity Growth Portfolio: highest quarter: 4th quarter 1998 34.54%; lowest quarter:
3rd quarter 1998 (13.12%); Scudder Kemper Value Portfolio: highest quarter:
4th quarter 1998 16.34%; lowest quarter: 3rd quarter 1998 (7.47%); Zweig
Asset Allocation Portfolio: highest quarter: 4th quarter 1998 13.16%; lowest quarter, 3rd quarter 1998 (19.31%); Zweig Equity (Small Cap) Portfolio: highest quarter: 4th quarter 1998 13.20%; lowest quarter: 3rd quarter 1998 (18.90%). Total return for the period from 1/1/99 through 9/30/99 was 7.92% for the Harris Bretall Sullivan & Smith Equity Growth Portfolio, (5.74)% for the Scudder Kemper Value Portfolio, (0.92)% for the Zweig Asset Allocation Portfolio, and (4.54)% for the Zweig Equity (Small Cap) Portfolio. Sales charges and account fees are not reflected in the bar charts. If those charges or fees were reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS

For the period ending 12/31/98




     Portfolio                                   1 Year           5 Year        Since Inception*
     ---------                                   ------           ------        ----------------

     Harris Bretall Sullivan & Smith
     Equity Growth Portfolio                     35.65%           27.07%             18.99%

     Scudder Kemper Value Portfolio              18.41%           23.16%             19.95%

     Zweig Asset Allocation Portfolio            -2.05%           10.50%             11.41%

     Zweig Equity (Small Cap) Portfolio          -.61%            10.60%             11.46%

     S&P 500**                                   28.58%           25.31%             18.6%

     Value Line Geometric Index***               -3.79%           11.12%              8.9%


* Inception dates for Portfolios: Harris Bretall Sullivan & Smith - December 8, 1992; Scudder Kemper Value - December 14, 1992; Zweig Asset Allocation - December 14, 1992; Zweig Equity (Small Cap) - December 14, 1992.

** The S&P 500 is the Standard & Poor's Composite Stock Price Index, a recognized unmanaged index of common stock prices, and is the benchmark for the Harris Bretall Sullivan & Smith Equity Growth Portfolio, Scudder Kemper Value Portfolio and Zweig Asset Allocation Portfolio.

*** The ValueLine Geometric Index is equally weighted and geometrically averaged based on the price change of each of the index's 1650 component stocks from the previous day's close, and is the benchmark for the Zweig Equity (Small Cap) Portfolio.

--------------

The Portfolios' past performance does not necessarily indicate how they will perform in the future.

YEAR 2000

Many computer programs are written so that only the last two digits of the year are read. Because of this, many computer systems will read the year 2000 as 1900, which could cause them to malfunction. We are evaluating, on an ongoing basis, the computer systems upon which the Fund relies and the systems of other companies on which we rely to determine if they'll function properly, and make the transition from 1999 to 2000 smoothly. These activities are designed to ensure that there is no adverse effect on the Fund's business operations. While we feel confident that this process will be smooth, we can't guarantee that there won't be some Year 2000 problems experienced by our systems, and we can't make any representations or guarantees that the outside sources on which we rely will be ready to make a smooth transition to Year 2000 with their systems. In addition, we can't guarantee that the systems of the companies in which the Portfolios invest won't experience Year 2000 problems, which could have a negative impact on the Portfolios' returns.

SECTION 2 - THE FUND

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Set forth below is a description of each Portfolio's investment objective and a discussion of how the Portfolio intends to achieve that objective.

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO seeks long-term capital growth. This Portfolio invests primarily in stocks of established companies with proven records of superior and consistent earnings growth. Its benchmark is the S&P 500. In selecting equity securities for this Portfolio, the Sub-Adviser looks for successful companies which have exhibited superior growth in revenues and earnings, strong product lines and proven management ability over a variety of business cycles.

The Portfolio may invest all or a portion of its assets in cash and cash equivalents if the Sub-Adviser considers the securities markets to be overvalued. When the Sub-Adviser believes unusual circumstances warrant a defensive posture, the Portfolio may temporarily invest all of its assets in cash, U.S. Government securities or money market instruments, including repurchase agreements.


SCUDDER KEMPER VALUE PORTFOLIO seeks long-term capital appreciation, with current income as its secondary objective. Its benchmark is the S&P 500. This Portfolio invests primarily in a diversified portfolio of the stocks of large U.S. companies that the Sub-Adviser believes to be undervalued, or have a low price to earnings ratio. These companies usually have a minimum market capitalization of $1 billion. The Sub-Adviser looks for investments with the following attributes:

 -  low price-to-earnings ratios     -  dividend yields above the market average
 -  low price-to-book ratios         -  sound finances
 -  low price-to-cash flow ratios    -  perceived intrinsic value

The Portfolio may invest 25% or more of its total assets in one or more market sectors, including the financial services and consumer products sectors.

During periods when the Sub-Adviser believes that the market for equity securities warrants a defensive posture, the Portfolio may invest in U.S. Government securities and other high-grade, short-term money market instruments, including repurchase agreements. The Portfolio may also buy and sell stock index futures contracts and index options. The Portfolio will invest in stock index futures contracts and index options only for the purpose of hedging against changes resulting from market conditions in the values of the securities held by the Portfolio or securities which it intends to buy or sell where those transactions are appropriate for the reduction of risks inherent in the ongoing management of the Portfolio.


ZWEIG ASSET ALLOCATION PORTFOLIO seeks long-term capital appreciation and, to a lesser extent, dividend income, while reducing portfolio exposure to market risk. Its benchmark is the S&P 500. The Portfolio usually invests equally among stocks selected for their growth characteristics and those chosen for their income characteristics. The Sub-Adviser uses a computer-driven stock selection model that ranks approximately 1,400 of the most liquid stocks as determined by the Sub-Adviser using various measures, including earnings, relative valuation, changes in analysts' earnings estimates, and based on those rankings, chooses up to 300 stocks for the Portfolio. The stock selection model may change or be replaced by a different model intended to achieve the Portfolio's investment objective. In the event of a material change to the stock selection model, shareholders will be notified.

This Portfolio may invest up to 15% of its net assets in foreign securities publicly traded in the United States and in ADRs, which are U.S. dollar denominated receipts generally issued by domestic banks and representing the deposit of a foreign issuer.

This Portfolio may invest in options and futures contracts. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchasers of those options. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss. The purchase of futures or call options on those futures can serve as a long hedge, and the sale of futures or the purchase of put options on those futures can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices. If a Portfolio couldn't liquidate a futures or related options position because there was no liquid secondary market or price limits were imposed, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

ZWEIG EQUITY (SMALL CAP) PORTFOLIO seeks long-term capital appreciation while striving to limit exposure to market risk. Its benchmark is the Value Line Geometric Index. Under normal circumstances, the Portfolio will invest primarily in small-company stocks with market capitalizations between $250 million and $1.5 billion, but may have some of its assets invested in larger company stocks.

This Portfolio may use stock index futures or options to increase or decrease market exposure, or to eliminate market exposure and will invest in high quality money market securities, repurchase agreements, and U.S. Government securities following the Sub-Adviser's risk management strategies.

This Portfolio may invest up to 15% of its net assets in foreign securities publicly traded in the United States and in ADRs, which are U.S. dollar denominated receipts generally issued by domestic banks and representing the deposit of a foreign issuer.

PRINCIPAL INVESTMENT RISKS

Growth stocks, such as those in the Harris Bretall Sullivan & Smith Equity Growth Portfolio, are subject to greater price volatility than value stocks and may take a long time to reach their growth potential. They are more suitable for long term investors.






The Scudder Kemper Portfolio uses a "value" investment strategy. The determination that a stock is undervalued is subjective and the price may not rise to the potential the investment manager believes it to have. However, the downside risk with value stocks may be less than with other stocks since those stocks are already, in theory, underpriced.


The Zweig Portfolios may invest in a small number of foreign securities. Investing in foreign securities involves risks in addition to those associated with investing in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investors should note foreign investments pose added risks, such as currency fluctuation and political and economic uncertainty. Other risks of investing in foreign securities include limited information, higher brokerage costs, different accounting standards and thinner trading markets compared to U.S. markets.

The Zweig Equity (Small Cap) Portfolio invests primarily in small company stocks. Small company stocks historically have had greater price volatility, less liquidity and increased competitive threat than those of larger companies.




OTHER INVESTMENTS

Each Portfolio may purchase U.S. Government securities, which are obligation of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; mortgage-backed securities, which are instruments that pay investors a share of interest and principal payments from an underlying pool of fixed or adjustable rate mortgages; repurchase agreements, under which a bank or broker dealer agrees to sell a security to the Portfolio and then repurchase it at a mutually agreed-upon price and time; illiquid securities (up to 10% of its net assets or 15% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio), including securities the disposition of which may be restricted and securities that are not readily marketable. Each Portfolio may also lend securities (up to 10% of its total assets or 33-1/3% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio); and borrow money (up to 10% of its total assets or 20% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio. The Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio each may borrow for investment purposes, which is the speculative technique known as leveraging, which exaggerates the effect of any increase or decrease in the market value of the Portfolio's investments; engage in short sales, which are the sales of securities the Portfolio does not own in anticipation of a decline in the market price; and purchase warrants (up to 5% of that Portfolio's net assets (other than those attached to other securities)), which are options to purchase stock at a mutually agreed-upon price for a specific time period.

SECTION 3 - PERFORMANCE

The Fund may, from time to time, calculate the yield or the total return of the Portfolios and may include that information in reports to shareholders. Performance information should be considered in light of each Portfolio's investment objectives and policies, characteristics and quality of the investment portfolios, and the market conditions during the given time period, and shouldn't be considered a representation of what may be achieved in the future.

Performance information for the Portfolios is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting The Legends Fund, Inc. by telephone at 1-800-325-8583 or by mail at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202.

For a description of the methods used to determine yield and total return for the Portfolios, see the Statement of Additional Information, which is also available free of charge by contacting the Fund.

SECTION 4 - MANAGEMENT OF THE FUND

THE MANAGER, SUB-ADVISERS AND DISTRIBUTOR

Under Maryland law and the Fund's Articles of Incorporation and by-laws, the business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.

INTEGRITY CAPITAL ADVISORS, INC., 515 West Market Street, 8th Floor, Louisville, Kentucky 40202, (MANAGER) serves as investment manager to all the Portfolios of the Fund. ARM Financial Group, Inc. (ARM), the parent of the Manager, is a financial services company that provides retail products and services to the long-term savings and retirement market. At June 30, 1999, ARM had $10.4 billion in assets under management and the Manager had investments totaling approximately $192 million under management and fiduciary control.

HARRIS BRETALL SULLIVAN & SMITH, LLC, One Sansome Street, Suite 3300, San Francisco, California 94104, serves as the Sub-Adviser to the Harris Bretall Sullivan & Smith Equity Growth Portfolio. Harris Bretall Sullivan & Smith was founded in 1971 and is owned by individual partners of the firm and Value Asset Management of Westport, CT. The firm provides investment management services to institutions and high-net worth individuals. At June 30, 1999, Harris Bretall Sullivan & Smith has assets under management of approximately $4 billion.

Joseph Calderazzo, the portfolio manager for the Harris Bretall Sullivan & Smith Equity Growth Portfolio, is Senior Vice President, Portfolio Manager and a member of the investment committee at Harris Bretall Sullivan & Smith. He joined Harris Bretall Sullivan & Smith in 1990 and has been responsible for the day-to-day management of the Portfolio since 1994. Mr. Calderazzo is also the firm's analyst for Political and Governmental Affairs.

SCUDDER KEMPER INVESTMENTS, INC., 345 Park Avenue, New York, NY 10154, serves as the Sub-Adviser to the Scudder Kemper Value Portfolio. Scudder Kemper Investments is one of the largest investment management organizations worldwide. As of June 30, 1999, it managed more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients and private family and individual accounts.

Frederick L. Gaskin, the portfolio manager for the Portfolio, has been managing the Portfolio since 1997 and has been with Scudder Kemper since 1996. For 10 years prior to joining Scudder Kemper, Mr. Gaskin was a portfolio manager for a bank.


ZWEIG/GLASER ADVISERS, LLC, 900 Third Avenue, New York, New York 10022, serves as the Sub-Adviser for the Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio. Zweig/Glaser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. Phoenix is one of the largest publicly traded money management firms in the United States. Headquartered in Hartford, Connecticut, Phoenix managed approximately $50 billion in assets as of June 30, 1999.


Zweig Glaser has entered into a sub-advisory servicing agreement with Zweig Consulting LLC ("Zweig Consulting"), a New York limited liability company, pursuant to which Dr. Martin Zweig and his research associates provide investment advice. Dr. Martin Zweig, who determines the asset allocation strategy for each Portfolio, and David Katzen, who serves as portfolio manager for each Portfolio, are primarily responsible for the day-to-day management of the Zweig Asset Allocation and Zweig Equity (Small Cap) Portfolios. Dr. Zweig has provided investment advisory and portfolio management services for over 27 years. Mr. Katzen has over ten years experience with the Zweig organization. Together, Dr. Zweig and Mr. Katzen have managed these Portfolios since their inception.

Zweig Consulting is located at 900 Third Avenue, New York, NY 10022.
Dr. Martin E. Zweig serves as President of Zweig Consulting. Dr. Zweig and his associates determine the asset allocation strategy for all of the Phoenix-Zweig mutual funds, except the Government Cash Fund. Dr. Zweig does not select the individual securities to implement the strategy, rather the portfolio managers select the specific securities for each fund.

MANAGEMENT FEES

Each Portfolio pays the Manager a fee based on an annual percentage of the average daily net assets of that Portfolio. The management fees are taken from the assets of each Portfolio and paid monthly, but are accrued daily for purposes of determining the value of a share of each Portfolio on each day the NYSE is open for trading. For the services provided to each of the Portfolios, the Manager (not the Fund) pays each Sub-Adviser a monthly fee based on an annual percentage of the average daily net assets of the respective Portfolio. The annual percentage of average daily net assets payable by each Portfolio to the Manager and by the Manager to each Sub-Adviser is shown below. The fees paid by some of the Portfolios may be higher than those paid by other investment companies.

                                                                                            Annual Percentage
                                                            Annual Percentage of             of Average Net
                                                         Average Net Assets Paid             Assets Paid By
                                                          By Portfolio to the                the Manager to
                                                                  Manager                    the Sub-Adviser
                                                                  -------                    ---------------
Harris Bretall Sullivan & Smith Equity
  Growth Portfolio                                                  .65%                          .40%

Scudder Kemper Value Portfolio                                      .65%                          .40%

Zweig Asset Allocation Portfolio                                    .90%                          .65%

Zweig Equity (Small Cap) Portfolio                                 1.05%                          .80%

The Manager voluntarily limits the expenses of each Portfolio, other than for brokerage commissions and the management fee, to .50% of average net assets on an annualized basis. The Manager's reimbursement of Portfolio expenses results in an increase to each Portfolio's yield or total return. The Manager can withdraw or modify its policy of expense reimbursement for the Portfolios. The Manager has also agreed to reimburse the Portfolios on a pro rata basis to the extent that the total expenses of a Portfolio in a given year (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed any applicable state expense limitations.

ARM Securities Corporation (ARM SECURITIES), a wholly owned subsidiary of ARM, acts as distributor of the Portfolios' shares without compensation from the Fund or the Portfolios. ARM Securities is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ARM Securities' address is 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

SECTION 5 - SHAREHOLDER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are sold only to Separate Account II of Integrity Life Insurance Company and Separate Account II of National Integrity Life Insurance Company in connection with certain variable annuity contracts they issue. Some Portfolios may not be available in certain states due to applicable state insurance laws and regulations, and not all Portfolios may be available for all contracts issued by Integrity Life Insurance Company and National Integrity Life Insurance Company. Purchases and sales will be based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to the contracts. Shares will be purchased or sold at their respective net asset values, determined as of the close of trading (generally 4:00 p.m., Eastern Time) on any day the NYSE is open for trading. Payment for redemptions is made by the Fund within seven days. No fee is charged the separate accounts when they purchase or redeem Portfolio shares.

The Fund may suspend redemption privileges of shares of any Portfolio or postpone the date of payment under certain circumstances.

VALUATION OF SHARES

The net asset value for the shares of each Portfolio is determined on each day the NYSE is open for trading. The NYSE is closed and the Portfolios won't be priced on national holidays. The net assets of each Portfolio are valued as of the close of business on the NYSE, which is generally 4:00 p.m. Eastern Time. Each Portfolio's net asset value per share is calculated separately.

Net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Portfolio. Securities holdings that are traded on a U.S. or foreign securities exchange are valued at the last sale price on the exchange where they are primarily traded or, if there has been no sale since the previous valuation, at the mean between the current bid and asked prices. OTC securities for which market quotations are readily available are valued at the mean between the current bid and asked prices. Any securities or other assets for which market quotations aren't readily available are valued at fair market value under the direction of the Board of Directors. Bonds and other fixed-income securities are valued using market quotations provided by dealers, including the Sub-Advisers and their affiliates, and also may be valued on the basis of prices provided by a pricing service when the Board of Directors believes that those prices reflect the fair market value of those securities. Money market instruments are valued at market value.

DIVIDENDS AND DISTRIBUTIONS

All dividend and capital gain distributions will automatically be reinvested in additional shares at net asset value.

TAX CONSEQUENCES OF INVESTING IN THE FUND

Shares of the Fund are held under the terms of a variable annuity contract. Under current tax law, interest income, dividend income and capital gains of the Fund are not currently taxable when left to accumulate within a variable annuity contract. Variable annuity contract holders should refer to the discussion concerning tax matters in the prospectus of their variable annuity contract.

Because every investor's situation is unique, please consult a tax adviser about federal, state and local tax consequences of your variable annuity contract's investment in the Fund.

                              FINANCIAL HIGHLIGHTS

The financial highlights presented for each of the five years in the period ended June 30, 1999 have been audited by Ernst & Young LLP, independent auditors for the Fund, and the financial statements of the Fund, along with the corresponding reports of Ernst & Young LLP, are set forth in the SAI. Per share information is for a share of capital stock outstanding throughout the respective fiscal period.

The financial highlights information pertains to the Portfolios of the Fund and doesn't reflect charges related to Integrity Life Insurance Company Separate Account II or National Integrity Life Insurance Company Separate Account II. You should refer to the appropriate Separate Account prospectus for additional information regarding those charges.

             Harris Bretall Sullivan & Smith Equity Growth Portfolio
                              Financial Highlights


                                                 Year Ended June 30,
                                                 --------------------
                                            1999           1998          1997           1996           1995
                                            ----           ----          ----           ----           ----

       SELECTED PER SHARE DATA
Net asset value beginning of period       $21.11         $17.53         $14.49         $12.85          $9.36

Income from investment operations:
Net investment income (loss)               (0.06)        (a)              0.02         (a)              0.01

Net realized and unrealized gain
(loss) on investments                       7.17           4.90           4.13           1.74           3.48

Total from investment operations            7.11           4.90           4.15           1.74           3.49

Less distributions:

    From net investment income                --          (0.02)        (a)             (0.01)           --

    From net realized gain                 (2.22)         (1.30)         (1.11)         (0.09)           --

       Total distributions                 (2.22)         (1.32)         (1.11)         (0.10)           --

Net asset value, end of period            $26.00         $21.11         $17.53         $14.49         $12.85

TOTAL RETURN                               35.19%         29.11%         30.23%         13.59%         37.29%


                                       17

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                               $55,428        $37,662        $28,815        $23,810        $16,393

Ratio of expenses to average net
assets                                      0.96%          0.95%          1.03%          1.04%          1.05%

Ratio of net investment income (loss)
to average net assets                      (0.29%)        (0.01%)         0.14%          0.03%          0.13%

Portfolio turnover rate                       27%            57%            46%            58%            31%




(a)  Less than $0.01 per share.

                                                 Scudder Kemper Value Portfolio
                                                      Financial Highlights


                                                 Year Ended June 30,
                                                 --------------------
                                            1999           1998          1997           1996           1995
                                            ----           ----          ----           ----           ----
       SELECTED PER SHARE DATA
Net asset value, beginning of period         $21.02       $20.63        $16.17        $12.59           $10.66

Income from investment operations:
Net investment income (loss)                   0.33         0.26          0.26          0.18             0.26

Net realized and unrealized gain (loss)
on investments                                 3.22         4.08          5.04          3.70             1.85

Total from investment operations               3.55         4.34          5.30          3.88             2.11

Less distributions:


    From net investment income                (0.28)       (0.26)        (0.19)        (0.19)           (0.14)

    From net realized gain                    (2.23)       (3.69)        (0.65)        (0.11)           (0.04)

       Total distributions                    (2.51)       (3.95)        (0.84)        (0.30)           (0.18)

Net asset value, end of period               $22.06       $21.02        $20.63        $16.17           $12.59

TOTAL RETURN                                  18.09%       23.36%        33.78%        31.22%           19.98%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $50,169      $46,436       $30,930       $19,705          $10,877


                                       19

Ratio of expenses to average net assets        0.96%        0.94%         1.05%         1.06%            1.13%

Ratio of net investment income (loss) to
average net assets                             1.56%        1.58%         1.62%         1.65%            1.98%

Ratio of expenses to average net assets
before voluntary expense reimbursement         0.96%        0.94%         1.05%         1.07%            1.13%

Ratio of net investment income (loss) to
average net assets before voluntary
expense reimbursement                          1.56%        1.58%         1.62%         1.64%            1.98%

Portfolio turnover rate                          50%          57%           88%           18%              29%

                        Zweig Asset Allocation Portfolio
                              Financial Highlights


                                                 Year Ended June 30,
                                                 --------------------
                                            1999           1998          1997           1996           1995
                                            ----           ----          ----           ----           ----
       SELECTED PER SHARE DATA
Net asset value, beginning of period       $17.56           $14.63         $14.11        $13.02          $11.44

Income from investment operations:
Net investment income (loss)                 0.21             0.14           0.19          0.21            0.33

Net realized and unrealized gain
(loss) on investments                       (1.04)            2.97           2.20          1.21            1.33

Total from investment operations            (0.83)            3.11           2.39          1.42            1.66

Less distributions:


    From net investment income              (0.16)           (0.18)         (0.22)        (0.33)          (0.08)

    From net realized gain                  (2.58)            --            (1.65)        --              --

       Total distributions                  (2.74)           (0.18)         (1.87)        (0.33)          (0.08)

Net asset value, end of period             $13.99           $17.56         $14.63        $14.11          $13.02

TOTAL RETURN                                (3.73%)          21.38%         18.63%        11.06%          14.57%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                                $31,010          $47,450        $42,848       $40,222         $36,736


                                       21

Ratio of expenses to average net
assets                                       1.23%            1.18%          1.28%         1.25%           1.20%

Ratio of net investment income (loss)
to average net assets                        1.13%            0.80%          1.29%         1.55%           2.73%

Portfolio turnover rate                       109%              65%            89%          105%             45%


                       Zweig Equity (Small Cap) Portfolio
                              Financial Highlights


                                                 Year Ended June 30,
                                                 --------------------
                                            1999           1998          1997           1996           1995
                                            ----           ----          ----           ----           ----
       SELECTED PER SHARE DATA
Net asset value, beginning of period      $17.58          $14.85        $13.61          $11.62          $10.65

Income from investment operations:
Net investment income (loss)                0.10            0.04          0.16            0.11            0.17

Net realized and unrealized gain
(loss) on investments                      (1.80)           3.48          2.41            2.04            0.93

Total from investment operations           (1.70)           3.52          2.57            2.15            1.10

Less distributions:

    From net investment income             (0.04)          (0.14)        (0.14)          (0.16)          (0.06)

    From net realized gain                 (3.67)          (0.65)        (1.19)            --            (0.07)

       Total distributions                 (3.71)          (0.79)        (1.33)          (0.16)          (0.13)

Net asset value, end of period            $12.17          $17.58        $14.85          $13.61          $11.62

TOTAL RETURN                               (9.24%)         23.72%        20.37%          18.69%          10.39%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                               $10,994         $14,688       $11,161         $11,698           $8,034


                                       23


Ratio of expenses to average net
assets                                      1.54%           1.52%         1.55%           1.55%           1.55%

Ratio of net investment income (loss)
to average net assets                       0.71%           0.26%         0.97%           1.06%           1.54%

Ratio of expenses to average net
assets before voluntary expense
reimbursement                               1.64%           1.56%         1.82%           1.83%           1.59%

Ratio of net investment income (loss)
to average net assets before
voluntary expense reimbursement             0.61%           0.22%         0.70%            .78%           1.50%

Portfolio turnover rate                       76%            113%           59%            101%             67%

The Fund's shares are sold only to separate accounts of Integrity Life Insurance Company and National Integrity Life Insurance Company as an investment medium for their variable annuity contracts.

More information about the Fund is available in its Statement of Additional Information (SAI), which is incorporated by reference into this prospectus, and its annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain a copy of the SAI free of charge, or to request other information, please contact the Fund by telephone at 1-800-325-8583 or by mail at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202.

You can review and copy information about the Fund at the SEC's Public Reference Room in Washington, D.C. For hours of operation of the Public Reference Room, please call 1-800-SEC-0330. You may also obtain information about the Fund at the SEC's Internet site at http://www.sec.gov, or upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington, D.C. 20459-6009.

The Legends Fund, Inc. Investment Company Act File No. 811-07084

                             THE LEGENDS FUND, INC.


                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 1999

                                TABLE OF CONTENTS

                                                                            Page

Section 1 - Fund History................................................... 1
Section 2 - Additional Fund Investment Policies............................ 1
Section 3 - Management of the Fund......................................... 20
Section 4 - Principal Holders of Securities................................ 24
Section 5 - Investment Advisory and Other Services......................... 24
Section 6 - Portfolio Transactions and Brokerage........................... 28
Section 7 - Purchase, Redemption, and Pricing of Shares.................... 30
Section 8 - Taxation of the Fund........................................... 32
Section 9 - Calculation of Performance Data................................ 34
Section 10 - Financial Statements of the Fund.............................. 36
Appendix A - Options and Futures........................................... 66

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for The Legends Fund, Inc. dated November 1, 1999. A copy of the prospectus is available at no charge by writing to the Fund at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202, or by calling 1-800-325-8583.

SECTION 1 - FUND HISTORY

The Legends Fund, Inc. (the FUND) was incorporated in Maryland on July 22, 1992 under the name "Integrity Series Fund, Inc." The name was changed to "The Legends Fund, Inc." in November 1992. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT). It is a series-type investment company currently made up of four different portfolios (together "Portfolios," and individually, a "Portfolio"). The Board of Directors of the Fund may establish additional Portfolios at any time.

Integrity Capital Advisors, Inc. (MANAGER), formerly known as ARM Capital Advisors, Inc. serves as investment manager to all the Portfolios of the Fund and has entered into a sub-advisory agreement with a professional adviser for each Portfolio. These advisers are individually called a SUB-ADVISER, and collectively, the SUB-ADVISERS. The Manager provides the Fund with supervisory and management services. ARM Financial Group, Inc. (ARM) is the parent of the Manager.

SECTION 2 - ADDITIONAL FUND INVESTMENT POLICIES

The following supplements the information contained in the Fund's Prospectus concerning the investment policies and limitations of its four Portfolios. For information relating to the Manager and the respective Sub-Advisers to each Portfolio, see "Management of the Fund" in the Prospectus and "Investment Management Services" in this SAI.

SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES AND DEPOSITORY RECEIPTS. Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio each may invest up to 15% of its net assets in securities of foreign issuers. Many of the foreign securities held by these Portfolios are not registered with the Securities and Exchange Commission (SEC), and their issuers are not subject to its reporting requirements. Therefore, there may be less publicly available information concerning foreign issuers of securities held by these Portfolios than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those that apply to U.S. companies.

Foreign securities are also subject to generally higher commission rates of foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

Investing in securities of issuers in emerging countries, including certain Asian countries, involves certain considerations not typically associated with investing in securities of U.S. companies, including (1) restrictions on foreign investment and on repatriation of capital, (2) currency fluctuations, (3) the cost of converting foreign currency into U.S. dollars, (4) potential price volatility and lesser liquidity of shares traded on emerging country securities markets and (5) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war. In addition, accounting, auditing, financial and other reporting standards in emerging countries may not be equivalent to U.S. standards, and therefore disclosure of certain material information may not be made and less information may be available to investors investing in emerging countries than in the United States. There is also generally less governmental regulation of the securities industry in emerging countries than in the United States. Many of these countries may have less stable political environments than western democracies. It may also be more difficult to obtain a judgment in a court outside the United States.

Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries may, however, reduce or eliminate the amount of foreign taxes to which a Portfolio would be subject.

Each of the Zweig Asset Allocation Portfolio, Zweig Equity (Small Cap) Portfolio and Scudder Kemper Value Portfolio may invest in American Depository Receipts
(ADRS). Generally, ADRs, in registered form, are in U.S. dollar denominations and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. For example, an ADR evidencing ownership of common stock will be treated as common stock.

ADRs are not subject to the above percentage limitations. ADRs include American Depositary Shares and New York Shares. ADRs may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADRs. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities.

ILLIQUID SECURITIES. Each Portfolio may invest up to 10% (15% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio) of its net assets in illiquid securities. The term ILLIQUID SECURITIES for this purpose means securities that can't be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Illiquid securities include, among other things, purchased over-the-counter (OTC) options, repurchase agreements maturing in more than seven days and restricted securities other than Rule 144A securities (see below) that a Sub-Adviser has determined are liquid under guidelines established by the Fund's Board of Directors. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula described in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 (1933 ACT). Restricted securities acquired by a Portfolio include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but that wouldn't be freely marketable in the United States, aren't considered illiquid. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities that are sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not the sole determining factor of the liquidity of these investments.

Rule 144A under the 1933 Act establishes a SAFE HARBOR from the registration requirements of the 1933 Act for the resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could adversely affect the marketability of those portfolio securities and a Portfolio might be unable to dispose of the securities promptly or at favorable prices.

The Board of Directors has delegated the function of making day-to-day determinations of liquidity to each Sub-Adviser pursuant to guidelines approved by the Board. Each Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to

(1)  the frequency of trades for the security;
(2)  the number of dealers that make quotes for the security;
(3) the number of dealers that have undertaken to make a market in the security;
(4)  the number of other potential purchasers; and
(5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer).

Each Sub-Adviser monitors the liquidity of restricted securities in each Portfolio and reports periodically on such decisions to the Board of Directors.

SECTION 4(2) PAPER. Commercial paper issues in which the Portfolios may invest include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act, and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the 1933 Act (SECTION 4(2) PAPER). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must also be made through an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.
Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described under "Illiquid Securities" above. The Portfolios' percentage limitations on investments in illiquid securities include
Section 4(2) paper other than Section 4(2) paper that the Sub-Adviser has determined to be liquid pursuant to guidelines established by the Fund's Board of Directors. The Board has delegated to the Sub-Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Board that require the Sub-Advisers to take into account the same factors described under "Illiquid Securities" above for other restricted securities and require the Sub-Advisers to perform the same monitoring and reporting functions.

U.S. GOVERNMENT SECURITIES: Each Portfolio may purchase U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by

U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates) and securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority). See "Mortgage-Backed Securities" below.

MORTGAGE-BACKED SECURITIES: The Portfolios may invest in those mortgage-backed securities that are also considered to be U.S. Government securities. Mortgage-backed securities include:

GNMA, FNMA AND FHLMC CERTIFICATES. As described in the Prospectus, the Portfolios may invest in U.S. Government securities, including mortgage-backed securities, such as GNMA, FNMA and FHLMC certificates (as defined below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. These certificates are in most cases PASS-THROUGH instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

Prepayments on mortgages underlying mortgage-backed securities occur when a mortgagor prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. In general, prepayments on mortgage-backed securities will be a function of the relative coupon of the mortgages, the age of the mortgages, and the general level of interest rates in the market. To a limited extent, prepayment rates and, consequently, the average life of an anticipated yield to be realized from a mortgage-backed security can be estimated using statistical models. However, because the actual prepayments of the underlying mortgages vary, it is impossible to predict exactly the yield and average life of a mortgage-backed security.

During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When a Portfolio receives prepayments on mortgage-backed securities, it may reinvest the prepaid amounts in securities the yields of which will reflect interest rates prevailing at the time. Therefore, a Portfolio's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the mortgage-backed security on which the prepayment is received. In addition, because payments on the underlying mortgages are passed through to the holders of the mortgage-backed securities, if a Portfolio purchases mortgage-backed securities at a premium or a discount, unless it makes certain elections, it will recognize a capital loss or gain when payments of principal are passed through to the Portfolio as a result of regular payments or prepayments on the mortgages in the underlying pool.

The following is a description of GNMA, FHLMC and FNMA certificates, the most widely available mortgage-backed securities:

GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA CERTIFICATES) are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolios may purchase are the MODIFIED PASS-THROUGH type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the ISSUER and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration
(FHA) or the Farmers' Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Portfolio has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (PCS) and guaranteed mortgage certificates (GMCS). PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHMLC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCS and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

FNMA SECURITIES. The Federal National Mortgage Association (FNMA) was established in 1938 to create a secondary market in mortgages insured by the FHA.

FNMA issues guaranteed mortgage pass-through certificates (FNMA CERTIFICATES). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates.


COLLATERALIZED MORTGAGE OBLIGATIONS. A Collateralized Mortgage Obligation (CMO) is a security issued by a private corporation or a U.S. Government instrumentality that is backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. The Portfolios may invest in only those privately-issued CMOs that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA, and in CMOs issued by a U.S. Government agency or instrumentality.

Certain issuers of CMOs may be deemed to be investment companies under the 1940 Act. The Portfolios intend to conduct their operations in a manner consistent with this view, and therefore generally may not invest more than 10% of their respective total assets in such issuers without obtaining appropriate regulatory relief. In reliance on recent Securities and Exchange Commission (SEC) staff interpretations, the Portfolios may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act, but have obtained exemptive orders from the SEC from such provisions.

REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements. When a Portfolio acquires a security from a bank for securities broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a mutually agreed-upon time (generally within seven days) and price. The repurchase price is in excess of the purchase price by an amount reflecting an agreed-upon market rate of return, which is not tied to the coupon rate of the underlying security. Repurchase agreements will be fully collateralized. If, however, the seller defaults on its obligation to repurchase the underlying security, the Portfolio may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security has declined. The Portfolio might also incur disposition costs in liquidating the security.

Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Portfolio if the other party to a repurchase agreement becomes bankrupt. Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Sub-Adviser to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The Sub-Adviser will review and monitor the creditworthiness of those institutions under the Board's general supervision.

LENDING OF PORTFOLIO SECURITIES Each Portfolio may lend its portfolio securities, provided:

(1) the loans are secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily market-to-market basis in an amount at least equal to the current market value of the securities loaned;
(2) the Portfolio may at any time call the loans and obtain the return of the securities loaned;
(3) the Portfolio will receive an amount in cash at least equal to any interest or dividends paid on the loaned securities; and
(4) the aggregate market value of securities loaned will not at any time exceed 10% (33-1/3% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio) of the total assets of the Portfolio.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Sub-Adviser to be of good standing and when, in the judgment of the Sub-Adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. During the period of the loan the Sub-Adviser will monitor all relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolio will retain authority to terminate any loan at any time. A Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Portfolio will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Portfolio will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Portfolio's interest.

BORROWING: Harris Bretall Sullivan & Smith Equity Growth Portfolio and Scudder Kemper Value Portfolio may borrow in an amount up to 10% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may borrow money from banks on an unsecured basis and may pay interest thereon in order to raise additional cash for investment or to meet redemption requests. This is the practice known as leveraging. These two Portfolios may borrow money if immediately after such borrowing, the amount of all borrowing is not more than 20% of the market value of the respective Portfolio's assets (including the proceeds of the borrowing), less liabilities. Each Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings, and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolios' net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds. The borrowing policy is a fundamental policy.

SHORT SALES: Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may engage in short sales. When a Portfolio makes a short sale, it sells a security it does not own in anticipation of a decline in market price. The proceeds from the sale are retained by the broker until the Portfolio replaces the borrowed security. To deliver the security to the buyer, the Portfolio must arrange through a broker to borrow the security and, in so doing, the Portfolio will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the security. The Portfolio may, but will not necessarily, receive interest on such proceeds. The Portfolio must pay to the broker any dividends or interest payable on the security until it replaces the security.

The Portfolio's obligation to replace the security borrowed will be secured by collateral deposited with the broker, consisting of cash or U.S. Government securities or other securities acceptable to the broker. In addition, the Portfolio will be required to deposit cash or U.S. Government securities as collateral in a segregated account with its custodian in an amount such that the value of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The Portfolio will receive the interest accruing on any U.S. Government securities held as collateral in the segregated account with the custodian. The deposits do not necessarily limit the Portfolio's potential loss on a short sale, which may exceed the entire amount of the collateral deposits.

If the price of a security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss, and if the price declines during this period, the Portfolio will realize a capital gain. Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend, or interest which the Portfolio may have to pay in connection with such short sale.

The Portfolios may enter into short sales AGAINST THE BOX. A short sale is against the box when, at all times during which a short position is open, the Portfolio owns an equal amount of such securities, or owns securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short.

WARRANTS: Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may invest in warrants, which are basically an option to purchase securities at a specific price valid for a specific period of time. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. It should also be noted that the prices of warrants do not necessarily move parallel to the prices of the underlying securities. A Portfolio may not invest more than 5% of its net assets (at the time of investment) in warrants (other than those attached to other securities). It should be noted that if the market price of the underlying security never exceeds the exercise price, the Portfolio will lose the entire investment in the warrant. Moreover, if a warrant is not exercised within the specified time period, it will become worthless and the Portfolio will lose the purchase price and the right to purchase the underlying security.

INVESTMENT RESTRICTIONS AND POLICIES

The following supplements the information contained in the Fund's Prospectus concerning the investment policies and limitations of its four Portfolios. For information relating to the Manager and the Sub-Advisers to each Portfolio, see "Management of the Fund" in the Prospectus and "Investment Management Services" in this SAI.

INVESTMENT LIMITATIONS. The investment restrictions set forth below are fundamental policies of each Portfolio, which cannot be changed with respect to a Portfolio without the approval of the holders of a majority of the outstanding voting securities of that Portfolio, as defined in the Investment Company Act of 1940, as amended (the 1940 ACT), as the lesser of: (1) 67% or more of the Portfolio's voting securities present at a meeting of shareholders, if the holders of more than 50% of the Portfolio's outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time an investment is made; a later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions. Pursuant to such restrictions and policies, no Portfolio may:

     (1) make an investment in any one industry if the investment would cause the aggregate value of the Portfolio's investment in such industry to exceed 25% of the Portfolio's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. GOVERNMENT SECURITIES), certificates of deposit and bankers' acceptances;

     (2) purchase securities of any one issuer (except U.S. Government securities), if as a result at the time of purchase more than 5% of the Portfolio's total assets would be invested in such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Portfolio may be invested without regard to this limitation;

     (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that a Portfolio that may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

     (4) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio except as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Portfolio's total assets taken at cost (10% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio), provided that this does not prohibit escrow, collateral or margin arrangements in connection with the use of options, futures contracts and options on futures contracts by a Portfolio that may use options or futures strategies;

     (5) make short sales of securities or maintain a short position, except to the extent described in the Prospectus;

     (6) purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

     (7) purchase or sell commodities or commodity contracts, except to the extent described in the Prospectus and this Statement of Additional Information with respect to futures and related options;

     (8)  invest in oil, gas or mineral-related programs or leases;

     (9) make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and other fixed income securities as described in the Prospectus and Statement of Additional Information shall not be deemed to be the making of a loan;

     (10) purchase any securities issued by any other investment company except
          (i) by purchase in the open market where no commission or profit, other than a customary broker's commission, is earned by any sponsor or dealer associated with the investment company whose shares are acquired as a result of such purchase, (ii) in connection with the merger, consolidation or acquisition of all the securities or assets of another investment company and (iii) purchases of collateralized mortgage obligations or asset-backed securities, the issuers of which are investment companies; or

     (11) borrow money or issue senior securities, except that each of Harris Bretall Sullivan & Smith Equity Growth Portfolio and Scudder Kemper Value Portfolio may borrow in an amount up to 10% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may borrow money from banks on an unsecured basis and may pay interest thereon in order to raise additional cash for investment or to meet redemption requests. Each of these two Portfolios may not borrow amounts in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. If such borrowings exceed 5% of a Portfolio's total assets, the Portfolio will make no further investments until such borrowing is repaid. It is the current intention of each of these two Portfolios not to borrow money in excess of 5% of its assets. A Portfolio may pledge up to 5% (10% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio) of its total assets as security for such borrowing. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of a Portfolio.

The following investment restriction may be changed by the vote of the Fund's Board of Directors without shareholder approval:

          No Portfolio will hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Portfolio to fail to comply with the diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the CODE), and the Treasury regulations issued thereunder, on segregated asset accounts used to fund variable annuity contracts.

OPTIONS, FUTURES AND OTHER HEDGING STRATEGIES

Each of Zweig Asset Allocation Portfolio, Scudder Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may use a variety of financial instruments (HEDGING INSTRUMENTS), including certain options, futures contracts (sometimes referred to as FUTURES) and options on futures contracts, to attempt to hedge the Portfolio's investments or attempt to enhance the Portfolio's income. The particular hedging instruments are described in Appendix A to this SAI.

Hedging strategies can be broadly categorized as SHORT HEDGES and LONG HEDGES. A short hedge is a purchase or sale of a hedging instrument intended partially or fully to offset potential declines in the value of one or more investments held by a Portfolio. Thus, in a short hedge a Portfolio takes a position in a hedging instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Portfolio might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Portfolio could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Portfolio might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a hedging instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge a Portfolio takes a position in a hedging instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Portfolio might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Portfolio could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Portfolio might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities that a Portfolio owns or intends to acquire. Hedging instruments on stock indices, by contrast, generally are used to hedge against price movements in broad equity market sectors in which the Portfolio has invested or expects to invest. Hedging instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

The use of hedging instruments is subject to certain regulations of the SEC, the options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (CFTC) and various state regulatory authorities.

In addition to the products, strategies and risks described below and in the Prospectus, the Sub-Advisers using these techniques expect to discover additional opportunities in connection with options, futures contracts, foreign currency forward contracts and other hedging techniques. These new opportunities may become available as a particular Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, foreign currency forward contracts or other techniques are developed. The Sub-Advisers may utilize these opportunities to the extent that they are consistent with the respective Portfolio's investment objectives and permitted by the respective Portfolio's investment limitations and applicable regulatory authorities.

SPECIAL RISKS OF HEDGING STRATEGIES. The use of hedging instruments involves special considerations and risks, as described below. Risks pertaining to particular hedging instruments are described in the sections that follow.

- Successful use of most hedging instruments depends upon the Sub-Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the price of individual securities. While the Sub-Advisers using these techniques are experienced in the use of hedging instruments, we can't guarantee that any particular hedging strategy adopted will succeed.

- There might be imperfect correlation, or even no correlation, between price movements of a hedging instrument and price movements of the investments being hedged. For example, if the value of a hedging instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. A lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which hedging instruments are traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

- Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered into a short hedge because the Sub-Adviser projected a decline in the price of a security held by a Portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either case, the Portfolio would have been in a better position had it not hedged at all.

- As described below, a Portfolio might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in hedging instruments involving obligations to third parties (I.E., hedging instruments other than purchased options). If a Portfolio were unable to close out its positions in such hedging instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to close out a position in a hedging instrument before it expires or matures depends on there being a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, we can't guarantee that any hedging position can be closed out at a time and price that is favorable to the Portfolio.

COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either:

- an offsetting covered position in securities, currencies or other options or futures contracts; or

- cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided above. Each Portfolio will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding hedging instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or in segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

PUT, CALL AND INDEX OPTIONS: Zweig Asset Allocation Portfolio, Scudder Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase put and call options listed on a national securities exchange. Put and call options are traded on the AMEX, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and NYSE.

A Portfolio may purchase a call on securities to effect a CLOSING PURCHASE TRANSACTION, which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Portfolio on which it wishes to terminate its obligations. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Portfolio expires (or until the call is exercised and the Portfolio delivers the underlying security).

Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may write call options if the calls written by any of the Portfolios are COVERED throughout the life of the option. A call is covered if a Portfolio (i) owns the optioned securities, (ii) has an immediate right to acquire such securities, without additional consideration, upon conversion or exchange of securities currently held in the Portfolio or (iii) in the case of options on certain U.S. Government securities or which are settled in cash, the Portfolio maintains, in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value sufficient to meet its obligations under the call. When a Portfolio writes a call on a security, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio loses the opportunity for any gain from an increase in the market price of the underlying security over the exercise price.

Zweig Asset Allocation Portfolio and Scudder Equity (Small Cap) Portfolio also may write listed put options. A Portfolio may write puts only if they are SECURED. Zweig Equity (Small Cap) Portfolio also may write OTC put options. A put is secured if a Portfolio (i) maintains in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value equal to the exercise price or (ii) holds a put on the same underlying security at an equal or greater exercise price. When a Portfolio writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. The Portfolio may purchase a put on the underlying security to effect a CLOSING PURCHASE TRANSACTION, except in those circumstances, which are believed by the Sub-Adviser to be rare, when it is unable to do so.

OPTIONS. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "The Fund, Illiquid Securities."

When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by a Portfolio is recorded as an asset and subsequently adjusted to market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

A Portfolio will realize a gain (or loss) on a closing purchase transaction with respect to a call or put previously written by the Portfolio if the premium, plus commission costs, paid by it to purchase the call or put is less (or greater) than the premium, less commission costs, received by it on the sale of a call or put. A gain will be realized if a call or a put, which the Portfolio has written lapses unexercised, because the Portfolio would retain the premium.

Zweig Asset Allocation Portfolio, Scudder Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase and sell securities index options. One effect of such transactions is to hedge all or part of the Portfolio's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

A Portfolio's successful use of options on indexes depends upon its ability to predict the direction of the market and is subject to various additional risks. See "Special Risks of Hedging Strategies" above.

Zweig Equity (Small Cap) Portfolio may purchase and write options on the OTC market (OTC OPTIONS). The staff of the SEC has taken the position that OTC options that are purchased and the assets used as cover for written OTC options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a PRIMARY DEALER in U.S. Government securities is the other party to an option contract written by a Portfolio and that Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio needs to treat as illiquid only that amount of the cover assets equal to the formula price less the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is IN-THE-MONEY). Although the Sub-Advisers do not believe that OTC options are generally illiquid, pending resolution of this issue, the Portfolio will conduct its operations in conformity with the views of the SEC staff.




Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolio purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the CONTRA PARTY) to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefits of the transaction.

Generally, the OTC debt and foreign currency options are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Portfolio, we can't guarantee that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

If the Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

New forms of option instruments are continuing to evolve and each of the Portfolios named above may invest in such new option instruments and variations of existing option instruments, subject to such Portfolio's investment restrictions. Each of Zweig Asset Allocation Portfolio, Scudder Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets. Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio will each attempt to limit losses from all options transactions to 5% of its average net assets per year, or cease options transactions until in compliance with the 5% limitation, but there can be no absolute assurance of adherence to these limits.

The Fund's custodian, or a securities depository acting for it, will act as escrow agent as to the securities on which a Portfolio has written puts or calls, or as to other securities acceptable for such escrow, so that no margin deposit will be required of the Portfolio. Until the underlying securities are released from escrow, they cannot be sold by the Portfolio.

LIMITATIONS ON THE USE OF OPTIONS. The Portfolios' use of options is governed by the following guidelines, which can be changed by the Fund's Board of Directors without shareholder vote:

- Zweig Asset Allocation Portfolio, Scudder Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets; and

- Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio will attempt to limit losses from all options transactions to 5% of its average net assets per year, or cease options transactions until in compliance with the 5% limitation, but there can be no absolute assurance of adherence to these limits.

FUTURES CONTRACTS AND RELATED OPTIONS: Zweig Asset Allocation Portfolio, Scudder Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. Zweig Asset Allocation Portfolio, Scudder Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase and sell stock index futures contracts and Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may purchase options on such contracts solely for the purpose of hedging against the effect that changes in general market conditions, interest rates and conditions affecting particular industries may have on the values of securities held in each such Portfolio's portfolio, or which it intends to purchase, and not for the purpose of speculation.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Portfolio holds long-term U.S. Government securities and the Sub-Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Portfolio's securities declined, the value of the Portfolio's futures contracts would increase, thereby protecting the Portfolio by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Sub-Adviser expects long-term interest rates to decline, the Sub-Adviser might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the costs of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if the market price declines, the Portfolio would pay more than the market price for the underlying securities. The net cost to the Portfolio would be reduced, however, by the premium received on the sale of the put, less any transaction costs.

There is no assurance that it will be possible, at any particular time, to close a futures position. In the event that a Portfolio could not close a futures position and the value of the position declined, the Portfolio would be required to continue to make daily cash payments of maintenance margin. There can be no assurance that hedging transactions will be successful, as there may be an imperfect correlation (or no correlation) between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to conditions in the futures markets because futures markets may have daily market price movement limits for futures contracts. Where futures contracts are purchased to hedge against an increase in the price of long-term securities, but the long-term market declines and a Portfolio does not invest in long-term securities, the Portfolio would realize a loss on the futures contracts, which would not be offset by a reduction in the price of securities purchased. Where futures contracts are sold to hedge against a decline in the price of long-term securities in a Portfolio, but the long-term market advances, the Portfolio would lose part or all of the benefit of the advance due to offsetting losses in its futures positions. Successful use of futures contracts by a Portfolio is subject to the Sub-Adviser's ability to predict correctly movements in the direction of interest rates, currency exchange rates, market prices and other factors affecting markets for debt securities.

A Portfolio may not enter into futures contracts or purchase or write related options unless it complies with rules and interpretations of the Commodity Futures Trading Commission (CFTC) which require, among other things, that futures and related options be used solely for BONA FIDE HEDGING purposes, as defined in CFTC regulations or, alternatively, that the Portfolio will not enter into futures and related options transactions if the sum of the aggregate initial margin deposits on futures contracts and premiums paid for related options exceeds 5% of the market value of the Portfolio's total assets (calculated in accordance with CFTC regulations).

FUTURES. The purchase of futures or call options on those futures can serve as a long hedge, and the sale of futures or the purchase of put options on those futures can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices.

Futures strategies also can be used to manage the average duration of a Portfolio. If the Sub-Adviser wishes to shorten the average duration of a Portfolio, the Portfolio may sell a futures contract or a call option on a futures contract, or purchase a put option on that futures contract. If the Sub-Adviser wishes to lengthen the average duration of a Portfolio, the Portfolio may buy a futures contract or a call option on a futures contract.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, initial margin consisting of cash, U.S. Government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking to market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call option on a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Portfolio intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and no Portfolio will trade options on futures on any exchange or board of trade unless, in the Sub-Adviser's opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, program trading and other investment strategies might result in temporary price distortions.

LIMITATIONS ON THE USE OF FUTURES. A Portfolio will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures positions and margin and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets. This guideline can be changed by the Fund's Board of

Directors without shareholder vote. This guideline does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures and related options transactions. For purposes of this guideline, options on futures contracts and foreign currency options traded on a commodities exchange will be considered related options.

In addition, the Fund has represented to the CFTC that it:

- will use future contracts, options on futures contracts and foreign currency options traded on a commodities exchange solely in bona fide hedging transactions or, alternatively

- will not enter into futures contracts, options on futures contracts or foreign currency options traded on a commodities exchange for which the aggregate initial margin and premiums exceed 5% of a Portfolio's total assets (calculated in accordance with CFTC regulations).

FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS. The Zweig Asset Allocation Portfolio and the Zweig Equity (Small Cap) Portfolio may use options and futures on foreign currencies, and foreign currency forward contracts as described below to hedge against movements in the values of the foreign currencies in which the Portfolios' securities are denominated. These currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. These hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Portfolios might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or when those hedging instruments are more expensive than certain other hedging instruments. In such cases, a Portfolio may hedge against price movements in that currency by entering into transactions using hedging instruments on other currencies, the values of which the Sub-Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of hedging instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Portfolios could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the hedging instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

SECTION 3 - MANAGEMENT OF THE FUND

Under Maryland law and the Fund's Articles of Incorporation and by-laws, the business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.

Shareholders have the right to vote on the election of members of the Board of Directors of the Fund, on any other matters on which they may be legally entitled to vote, and on any other business that may properly come before a meeting of shareholders. On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolios are required. The Fund does not hold annual meetings of shareholders. Each share of a Portfolio has equal voting, dividend and liquidation rights.

The Board of Directors is responsible for overseeing the management of the Fund's business and affairs and plays a vital role in protecting the interests of the shareholders. Among other things, the Directors approve and review the Fund's contracts and other arrangements and monitor Fund operations. The names, addresses, and ages of the Directors and officers of the Fund, together with information as to their principal business occupations during the past five years, are set forth below.

                                     POSITION
NAME, AGE & ADDRESS                  WITH THE FUND      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
John R. Lindholm (50)*               Chairman of        President of Integrity Life Insurance Company; President of National
515 W. Market Street                 the Board of       Integrity Life Insurance Company since November 1993; Executive Vice
Louisville, KY 40202                 Directors          President - Chief Marketing Officer of ARM since July 1993, Chairman and Director of the mutual funds in the State Bond Group of mutual funds from June 1995 to December 1996.

Chris LaVictoire Mahai (44)          Director           CEO AisleFive, interactive marketing firm; President, clavm, inc., a
244 North First Avenue                                  consulting and project management firm,; Fellow, the Poynter
Minneapolis, MN 55401                                   Institute for Media Studies, Board Member (Cowles Media) Star Tribune
                                                        Foundation from September 1992 to June 1998; Senior Vice President, Cowles
                                                        Media Company/ Star Tribune from August 1993 to June 1998; Director of the mutual funds in the State Bond Group of mutual funds from June 1984 to
                                                        December 1996.

William B. Faulkner (72)             Director           President, William Faulkner & Associates (business and institutional
240 East Plato Blvd.                                    adviser) since 1986.  Director of the mutual funds in the State Bond
St. Paul, MN 55107                                      Group of mutual funds from June 1984 to December 1996.


                                       21

                                     POSITION
NAME, AGE & ADDRESS                  WITH THE FUND      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
John Katz (61)                       Director           Investment banker since January 1991; Director of the mutual funds in the
10 Hemlock Road                                         State Bond Group of mutual funds from June 1995 to December 1996.
Hartsdale, NY 10530

Edward J. Haines (51)                President          Senior Vice President of Marketing for ARM since December, 1993.
515 W. Market Street
Louisville, KY 40202

Kevin L. Howard (35)                 Secretary          Senior Vice President and Counsel of ARM since October 1998; Assistant
515 W. Market Street                                    General Counsel of ARM from January 1994 until October 1998.
Louisville, KY 40202


                                       22

                                     POSITION
NAME, AGE & ADDRESS                  WITH THE FUND      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Peter Resnik (38)                    Treasurer          Treasurer of ARM since December 1992.
515 W. Market Street
Louisville, KY 40202

Michael A. Cochran (39)              Tax Officer        Tax Officer of ARM since October 1997; Tax Executive for Ernst & Young, LLP
515 W. Market Street                                    from July 1984 until October 1997.
Louisville, KY 40202


* Mr. Lindholm is an INTERESTED PERSON as defined in the 1940 Act by virtue of his position with ARM.

The Fund pays Directors who are not INTERESTED PERSONS of the Fund fees for serving as Directors. During the fiscal year ended June 30, 1999 the Fund paid the Directors who are not interested persons of the Fund a combined total of $42,000 exclusive of expenses. Because the Manager and the Sub-Advisers perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of the Manager, Integrity, National Integrity or a Sub-Adviser receives any compensation from the Fund for acting as a Director or officer.

The following table sets forth for the fiscal year ended June 30, 1999, compensation paid by the Fund to the non-interested Directors. Directors who are interested persons, as defined in the 1940 Act, receive no compensation from the Fund.

                                                              Pension or
                                                               Retirement                               Total
                                             Aggregate       Benefits Accrued   Estimated Annual     Compensation
                                            Compensation     as Part of Fund     Benefits Upon     From Fund Paid
           Name of Director                  From Fund          Expenses          Retirement         to Directors
           ----------------                  ---------          --------          ----------         ------------
William B. Faulkner                           $14,000             None                N/A              $14,000

John Katz                                     $14,000             None                N/A              $14,000

Chris L. Mahai                               $ 14,000             None                N/A              $14,000

SECTION 4 - PRINCIPAL HOLDERS OF SECURITIES

All of the outstanding shares of common stock of each Portfolio are owned by Integrity Life Insurance Company's Separate Account II and National Integrity Life Insurance Company's Separate Account II.

The address of the Administrative Office of Integrity Life Insurance Company is 515 West Market Street, Louisville, Kentucky 40202. The address of the Administrative Office of National Integrity Life Insurance Company is 15 Matthews Street, Suite 200, Goshen, NY 10924.

As of June 30,1999, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of each Portfolio of the Fund.

SECTION 5 - INVESTMENT ADVISORY AND OTHER SERVICES

Integrity Capital Advisors, Inc., 515 West Market Street, 8th Floor, Louisville, Kentucky 40202, serves as investment manager to all the Portfolios of the Fund. ARM Financial Group, Inc. (ARM), the parent of the Manager, is a financial services company that provides retail products and services to the long-term savings and retirement market. At June 30, 1999, ARM had $10.4 billion in assets under management and the Manager had investments totaling approximately $192 million under management and fiduciary control.

The Manager acts as the investment manager of each Portfolio pursuant to a management agreement with the Fund (MANAGEMENT AGREEMENT). Under the Management Agreement, the Fund pays the Manager a fee for each Portfolio computed daily and payable monthly, according to the schedule set forth in the Prospectus. The Manager is then responsible under the Management Agreement for paying each Sub-Adviser the sub-advisory fees payable. For the fiscal years ended June 30, 1997, 1998 and 1999, each Portfolio paid the Manager management fees in the amounts set forth below:

                                                                  Management Fee for Fiscal Year Ended
                                                                  ------------------------------------

Portfolio                                                  June 30, 1997      June 30, 1998      June 30, 1999
---------                                                  -------------      -------------      -------------
Harris Bretall Sullivan & Smith Equity Growth Portfolio      $160,836            $199,561          $280,242

Scudder Kemper Value Portfolio                               $164,290            $228,476          $297,742

Zweig Asset Allocation Portfolio                             $369,657            $394,520          $324,109

Zweig Equity (Small Cap) Portfolio                           $112,524            $135,678          $129,719

Pursuant to the Management Agreement with the Fund, the Manager is responsible for general supervision of the Sub-Advisers, subject to general oversight by the Fund's Board of Directors. In addition, the Manager is obligated to keep certain books and records of the Fund and administer the Fund's corporate affairs. In connection therewith, the Manager furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by the Fund's custodians or transfer and dividend disbursing agent.

Under the terms of the Management Agreement, each Portfolio bears all expenses incurred in its operation that are not specifically assumed by the Manager or ARM Securities Corp., the Fund's distributor. General expenses of the Fund that are not readily identifiable as belonging to one of the Portfolios are allocated among the Portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. In addition to the expenses listed in the Prospectus, expenses borne by each Portfolio include, but are not limited to, the following (or the Portfolio's allocated share of the following):

- filing fees and expenses relating to the registration and qualification of the Fund or the shares of a Portfolio under federal or state securities laws and maintenance of those registrations and qualifications;

-    taxes and governmental fees;

- expenses of setting in type and providing a camera-ready copy of prospectuses, statements of additional information and supplements, and reports and proxy materials for existing shareholders; and

- any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund or a Portfolio.

The Manager voluntarily limits the expenses of each Portfolio, other than for brokerage commissions and the investment management fee, to .50% of average net assets on an annualized basis. The Manager's reimbursement of Portfolio expenses results in an increase to each Portfolio's yield or total return. The Manager has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios. For the fiscal years ended June 30, 1997, 1998 and 1999, the Portfolios received reimbursements in the amounts set forth below:

                                                                 Amount Reimbursed for Fiscal Year Ended
                                                                 ---------------------------------------
Portfolio                                                 June 30, 1997       June 30, 1998        June 30, 1999
---------                                                 -------------       -------------        -------------
Harris Bretall Sullivan & Smith Equity Growth                  --                   --                  --
Portfolio

Scudder Kemper Value Portfolio                                 --                   --                  --

Zweig Asset Allocation Portfolio                               --                   --                  --

Zweig Equity (Small Cap) Portfolio                             --                 $5,527              $12,007

Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Manager, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations under the Management Agreement.

The Management Agreement may be renewed from year to year after its initial two-year term so long as its continuance is specifically approved at least annually by the Fund's Board of Directors in accordance with the requirements of the 1940 Act. The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by the Fund or the Manager upon 60 days' prior written notice.

The Manager has entered into a Sub-Advisory Agreement with Sub-Advisers for each Portfolio. A description of each Sub-Adviser is included in the Prospectus. See "Management of the Fund." Each Sub-Advisory Agreement provides that the Sub-Adviser will furnish investment advisory services in connection with the management of each respective Portfolio. In connection with the Sub-Advisory Agreement, the Sub-Adviser is obligated to keep certain books and records of the Fund and the Manager supervises each Sub-Adviser's performance. Each Sub-Adviser is paid by the Manager, not the Fund, in accordance with the schedule set forth in the Prospectus. For the fiscal years ended June 30, 1997, 1998 and 1999, the Manager or its predecessor paid the Sub-Advisers sub-advisory fees in respect of each Portfolio in the amounts set forth below:

                                                            Amount of Sub-advisory Fee for Fiscal Year Ended
                                                            ------------------------------------------------

Portfolio                                                June 30, 1997         June 30, 1998       June 30, 1999
---------                                                -------------         -------------       -------------
Harris Bretall Sullivan & Smith Equity Growth                  $123,720             $141,321            $173,912
Portfolio

Scudder Kemper Value Portfolio                                 $126,377             $161,781            $185,015

Zweig Asset Allocation Portfolio                               $308,047             $312,874            $234,961

Zweig Equity (Small Cap) Portfolio                              $96,449             $111,641            $ 99,442

Each Sub-Advisory Agreement may be renewed from year to year after its initial two-year term so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each Sub-Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Sub-Advisory Agreement may be terminated by the Fund, the Manager or the respective Sub-Adviser upon 60 days' prior written notice.

COUNSEL. The law firm of Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New York, New York 10022, acts as counsel to the Fund.

CUSTODIAN. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, Missouri 64105, acts as custodian of the assets of all of the Portfolios.

TRANSFER AGENT, DIVIDEND AGENT AND RECORDKEEPING AGENT. IFTC also acts as transfer agent, dividend disbursing agent and recordkeeping agent.

AUDITORS. Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, serves as independent auditors for the Fund.

DISTRIBUTOR. ARM Securities Corp., 515 West Market Street, Louisville, Kentucky 40202 serves as distributor for shares of the Fund. ARM Securities Corp. receives no compensation for serving as distributor.

SECTION 6 - PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Fund's Board of Directors, each Sub-Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for that particular Portfolio. As a general matter in executing portfolio transactions, each Sub-Adviser may employ or deal with the brokers or dealers who, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Sub-Adviser will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Portfolio that invests in securities traded in the OTC markets will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Brokerage arrangements may take into account the distribution of certificates by broker-dealers, subject to best price and execution.

Certain of the Sub-Advisers are affiliated with registered broker-dealers. From time to time, a portion of one or more Portfolios' brokerage transactions may be conducted with affiliated broker-dealers, subject to the criteria for allocation of brokerage described above. The Fund's Board of Directors has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to any broker-dealers by any Portfolio with which they are affiliated are fair and reasonable. Also, due to securities law limitations, the Portfolios will limit purchases of securities in a public offering if an affiliated broker-dealer is a member of the syndicate for that offering. No Portfolio may enter into a transaction with an affiliate of the Manager, Integrity, National Integrity or a Sub-Adviser acting as principal for its own account.

For the fiscal years ended June 30, 1997, 1998 and 1999 the Fund paid the following brokerage commissions with respect to each of the Portfolios:

                                                      Brokerage Commissions Paid During the Fiscal Year Ended
                                                      -------------------------------------------------------

Portfolio                                            June 30, 1997         June 30, 1998          June 30, 1999
---------                                            -------------         -------------          -------------
Harris Bretall Sullivan & Smith Equity Growth           $22,892               $30,772                $21,926
Portfolio

Scudder Kemper Value Portfolio                          $61,962               $51,642                $42,712

Zweig Asset Allocation Portfolio                        $74,292               $48,874                $38,966

Zweig Equity (Small Cap) Portfolio                      $15,722               $25,868                $43,452

For the fiscal years ended June 30, 1997, 1998 and 1999, the Fund paid the following brokerage commissions with respect to each of the Portfolios to broker-dealers who are (or were) affiliated persons of those Portfolios. Also presented below for the fiscal years ended June 30, 1998 and 1999 are the brokerage commissions paid to those broker-dealers as a percentage of the combined brokerage commissions paid by each Portfolio and as a percentage of the combined dollar amount of portfolio transactions involving the payment of commissions engaged in by that Portfolio.


                                      Fiscal Year Ended June 30, 1997          Fiscal Year Ended June 30, 1998
                                      -------------------------------          -------------------------------

                                            Brokerage Commissions                  Brokerage Commissions
                                                               As a
                                                          Percentage of                              As a Percentage
                                               As a          Portfolio                    As a         of Portfolio
                                          Percentage of    Transactions                Percentage      Transactions
  Affiliated                                Aggregate        Involving                of Aggregate      Involving
 Broker-Dealer    Portfolio    Paid ($)     Commission      Commission     Paid ($)    Commission      Commissions
 -------------    ---------    --------     ----------      ----------     --------    ----------      -----------
Zweig            Zweig Asset
Securities       Allocation
Corporation      Portfolio        n/a             n/a              n/a        583             1%             --(a)

                 Zweig Equity
                 (Small Cap)
                 Portfolio        n/a             n/a              n/a         17          --(a)             --(a)



                                      Fiscal Year Ended June 30, 1999
                                      -------------------------------

                                            Brokerage Commissions
                                                               As a
                                                          Percentage of
                                               As a          Portfolio
                                          Percentage of    Transactions
  Affiliated                                Aggregate        Involving
 Broker-Dealer    Portfolio    Paid ($)     Commission      Commission
 -------------    ---------    --------     ----------      ----------
Zweig            Zweig Asset
Securities       Allocation
Corporation      Portfolio        n/a             n/a              n/a

                 Zweig Equity
                 (Small Cap)
                 Portfolio        n/a             n/a              n/a


-----------------------------
 (a)  Less than 1%.

Transactions in futures contracts are executed through futures commission merchants (FCMS) who receive brokerage commissions for their services. The procedures in selecting FCMs to execute the Portfolios' transactions in futures contracts, including procedures permitting the use of certain broker-dealers that are affiliated with the Sub-Advisers, are similar to those in effect with respect to brokerage transactions in securities.

The Sub-Advisers may select broker-dealers who provide them with research services (including statistical and economic data and market reports). A Portfolio may pay these broker-dealers commissions that are more than those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided. Research services furnished by brokers through which a Portfolio effects securities transactions may be used by the Sub-Adviser in advising other funds or accounts and, conversely, research services furnished to the Sub-Adviser by brokers in connection with other funds or accounts the Sub-Adviser advises may be used by the Sub-Adviser in advising a Portfolio. Information and research received from these brokers will be in addition to, and not instead of, the services required to be performed by each Sub-Adviser under the Sub-Advisory Agreements. The Portfolios may buy and sell portfolio securities to and from dealers who provide the Portfolio with research services. Portfolio transactions will not be directed to dealers solely on the basis of research services provided.

Investment decisions for each Portfolio and for other investment accounts managed by each Sub-Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for a Portfolio and one or more other accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Portfolio and such other account(s) as to amount, according to a formula deemed equitable to the Portfolio and the other account(s). While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Portfolio is concerned, or on its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolio.

PORTFOLIO TURNOVER. For reporting purposes, a Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the securities owned by the Portfolio during the fiscal year. Securities that, at the time of purchase, were scheduled to mature in one year or less are excluded. Each Sub-Adviser will adjust the Portfolio's assets as it deems advisable in view of current or anticipated market conditions, and portfolio turnover will not be a limiting factor should the Sub-Adviser deem it advisable for a Portfolio to purchase or sell securities.

The options activities of a Portfolio may affect its turnover rate, the amount of brokerage commissions paid by a Portfolio and the realization of net short-term capital gains. High portfolio turnover results in greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "Purchase, Redemption and Pricing of Shares" and "Taxation of the Fund."

The exercise of calls written by a Portfolio may cause the Portfolio to sell portfolio securities, thereby increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within the Portfolio's control, holding a protective put might cause the Portfolio to sell the underlying securities for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those that would apply to direct purchases or sales of portfolio securities.

SECTION 7 - PURCHASE, REDEMPTION AND PRICING OF SHARES

The separate accounts of Integrity and National Integrity buy and sell shares of each Portfolio on each day on which the New York Stock Exchange (NYSE) is open for trading (a BUSINESS DAY). Purchases and sales will be based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to the contracts. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share determined as of the close of trading (generally 4:00 p.m., Eastern time) on that Business Day. Payment for redemptions is made by the Fund within seven days thereafter. No fee is charged the separate accounts when they purchase or redeem Portfolio shares.

The Fund may suspend redemption privileges of shares of any Portfolio or postpone the date of payment during any period:


- when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC;


- when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or

-    as the SEC may otherwise permit.

The redemption price may be more or less than the shareholder's cost, depending on the market value of the Portfolio's securities at the time.

VALUATION OF SHARES

The net asset value for the shares of each Portfolio will be determined on each day the NYSE is open for trading. The net assets of each Portfolio are valued as of the close of the NYSE, which generally is 4:00 p.m., Eastern Time, on each Business Day. Each Portfolio's net asset value per share is calculated separately.

For all Portfolios, the net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Portfolio. Securities holdings which are traded on a U.S. or foreign securities exchange are valued at the last sale price on the exchange where they are primarily traded or, if there has been no sale since the previous valuation, at the mean between the current bid and asked prices. OTC securities for which market quotations are readily available are valued at the mean between the current bid and asked prices. Bonds and other fixed-income securities are valued using market quotations provided by dealers, including the Sub-Advisers and their affiliates, and also may be valued on the basis of prices provided by a pricing service when the Board of Directors believes that such prices reflect the fair market value of such securities. Money market instruments are valued at market value. When market quotations for options and futures positions held by the Portfolios are readily available, those positions are valued based upon such quotations. Market quotations are not generally available for options traded in the OTC market. When market quotations for options and futures positions, or any other securities or assets of the Portfolios, are not available, they are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. When practicable, such determinations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities.

All securities quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally are determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events would not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

SECTION 8 - TAXATION OF THE FUND

Shares of the Portfolios are currently offered only to Integrity and National Integrity separate accounts that fund variable annuity contracts. Each Portfolio is treated as a separate corporation for federal income tax purposes. To qualify (or to continue to qualify) for treatment as a regulated investment company
(RIC) under the Code, each Portfolio must distribute to its shareholders each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions) for such taxable year and must meet several additional requirements. With respect to each Portfolio, these requirements include the following:

- the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock or securities or those currencies (INCOME REQUIREMENT);

- at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer;

- at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer; and

- the Portfolio must distribute during its taxable year at least 90% of its investment company taxable income plus 90% of its net tax-exempt interest income, if any.

As long as the Portfolio is qualified as a registered investment company, it won't be subject to federal income tax on the earnings that it distributes to shareholders.

Each Portfolio intends to comply with the asset diversification regulations prescribed by the U.S. Treasury Department under the Code. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio may not be treated as annuity, endowment or life insurance contracts under the Code. In general, these regulations effectively provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. There are also alternative diversification tests that may be satisfied by the Portfolio under the regulations.

The use of hedging and related income strategies, such as writing and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by each Portfolio eligible to use such strategies. Income from the disposition of foreign currencies and income from transactions in options, futures and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

Dividends, interest and other income derived by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the return on that Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Portfolios' activities.

SECTION 9 - CALCULATION OF PERFORMANCE DATA

Performance information is computed separately for each Portfolio in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

CALCULATION OF TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN. Total return with respect to the shares of a Portfolio is a measure of the change in value of an investment in a Portfolio over the period covered, which assumes that any dividends or capital gains distributions are reinvested in that Portfolio's shares immediately rather than paid to the investor in cash. The formula for total return with respect to a Portfolio's shares used herein includes four steps:

- adding to the total number of shares purchased by a hypothetical $1,000 investment the number of shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested;

- calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares on the last trading day of the period by the net asset value per share on the last trading day of the period;

-    assuming redemption at the end of the period; and

- dividing this account value for the hypothetical investor by the initial $1,000 investment.

Average annual total return is measured by annualizing total return over the period.

PERFORMANCE COMPARISONS. Each Portfolio may from time to time include the total return, the average annual total return and yield of its shares in advertisements or in information furnished to shareholders. Any statements of a Portfolio's performance will also disclose the performance of the respective separate account issuing the contracts.

Each Portfolio may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Portfolio may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS.

Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of a Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, including, but not limited to BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE and USA TODAY.

The performance figures described above may also be used to compare the performance of a Portfolio's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Portfolios may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 381 industrial, 37 utility, 11 transportation and 71 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The NYSE composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the NYSE.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index is an arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The 50/50 Index assumes a static mix of 50% of the S&P 500 and 50% of the Lehman Brothers Government/Corporate Bond Index.

Other Composite Indices: 70% S&P 500 and 30% NASDAQ Industrial Index; 35% S&P 500 and 65% Salomon Brothers High Grade Bond Index; and 65% S&P 500 and 35% Salomon Brothers High Grade Bond Index.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Portfolios and may compare the performance of the Portfolios with:

- that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

-    IBC/Donoghue's Money Fund Report;

- other appropriate indices of investment securities and averages for peer universe of funds which are described in this SAI; or

- data developed by the Manager or any of the Sub-Advisers derived from such indices or averages.

SECTION 10 - FINANCIAL STATEMENTS OF THE FUND

Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, serves as independent auditors of the Fund. Ernst & Young LLP audits the financial statements prepared by Fund management on an annual basis and expresses an opinion on such financial statements based on their audits.

The financial statements for the fiscal year ended June 30, 1999 included in this SAI have been audited by Ernst & Young LLP independent auditors as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                          Report of Independent Auditors

The Shareholders and Board of Directors
The Legends Fund, Inc.

We have audited the accompanying statements of assets and liabilities of The Legends Fund, Inc. (the Fund) (comprised of the Harris Bretall Sullivan & Smith Equity Growth, Scudder Kemper Value, Zweig Asset Allocation and Zweig Equity (Small Cap) portfolios), including the schedules of investments, as of June 30, 1999, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at June 30, 1999, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Fund at June 30, 1999, and the results of their operations for the year then ended, changes in their net assets each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                                   /s/ Ernst & Young LLP

Kansas City, Missouri
August 10, 1999,
except for Note 5, as to which the date is August 20, 1999

             Harris Bretall Sullivan & Smith Equity Growth Portfolio

                       Statement of Assets and Liabilities

                                  June 30, 1999

 ASSETS
     Investments in securities, at value (cost $29,399,436)--See accompanying schedule             $55,310,175
     Dividends and interest receivable                                                                  16,565
     Receivable for capital shares sold                                                                132,322
                                                                                                   -----------
         Total assets                                                                               55,459,062

 LIABILITIES
     Accounts payable and accrued expenses                                                              30,693
                                                                                                   -----------
         Total liabilities                                                                              30,693
                                                                                                   -----------

 NET ASSETS                                                                                        $55,428,369
                                                                                                   -----------
                                                                                                   -----------

 Net Assets consist of:
     Paid-in capital                                                                               $28,676,226
     Accumulated undistributed net realized gain on investments                                        841,404
     Net unrealized appreciation on investments                                                     25,910,739
                                                                                                   -----------

 NET ASSETS, for 2,132,236 shares outstanding                                                      $55,428,369
                                                                                                   -----------
                                                                                                   -----------

 NET ASSET VALUE, offering and redemption price per share                                          $     26.00
                                                                                                   -----------
                                                                                                   -----------

                             Statement of Operations

                            Year Ended June 30, 1999
INVESTMENT INCOME
    Dividends                                                                                      $   256,921
    Interest                                                                                            36,402
                                                                                                   -----------
        Total investment income                                                                        293,323

EXPENSES
    Investment advisory and management fees                                                            280,242
    Custody and accounting fees                                                                        117,390
    Professional fees                                                                                    8,150
    Directors' fees and expenses                                                                         4,898
    Other expenses                                                                                       8,746
                                                                                                   -----------
        Total expenses                                                                                 419,426
                                                                                                   -----------
Net investment loss                                                                                   (126,103)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investments                                                                 1,150,781
    Change in net unrealized appreciation on investments                                            12,820,070
                                                                                                   -----------
 Net realized and unrealized gain on investments                                                    13,970,851
                                                                                                   -----------

Net increase in net assets resulting from operations                                               $13,844,748
                                                                                                   -----------
                                                                                                   -----------

  SEE ACCOMPANYING NOTES.

             Harris Bretall Sullivan & Smith Equity Growth Portfolio

                       Statements of Changes in Net Assets

                                                                                     YEAR ENDED JUNE 30,
                                                                                    1999              1998
                                                                                ------------------------------

INCREASE (DECREASE) IN NET ASSETS
 Operations:
     Net investment loss                                                         $  (126,103)    $     (3,025)
     Net realized gain on investments                                              1,150,781        3,870,031
     Change in net unrealized appreciation on investments                         12,820,070        4,234,149
                                                                                -------------   --------------
         Net increase in net assets resulting from operations                     13,844,748        8,101,155

 Distributions to shareholders from:
     Net investment income                                                                -           (35,592)
     Net realized gain                                                            (4,108,321)      (2,143,586)
                                                                                -------------   --------------
         Total distributions to shareholders                                      (4,108,321)      (2,179,178)

 Capital share transactions:
     Proceeds from sales of shares                                                13,015,410       12,618,333
     Proceeds from reinvested distributions                                        4,108,321        2,179,178
     Cost of shares redeemed                                                      (9,093,677)     (11,872,273)
                                                                                -------------   --------------
         Net increase in net assets resulting from share transactions              8,030,054        2,925,238
                                                                                -------------   --------------

 Total increase in net assets                                                     17,766,481        8,847,215

 NET ASSETS
 Beginning of period                                                              37,661,888       28,814,673
                                                                                -------------   --------------

 End of period                                                                   $55,428,369     $ 37,661,888
                                                                                -------------   --------------
                                                                                -------------   --------------

 OTHER INFORMATION
 Shares:
     Sold                                                                            575,275          650,111
     Issued through reinvestment of distributions                                    180,671          118,950
     Redeemed                                                                       (407,703)        (629,133)
                                                                                -------------   --------------
         Net increase                                                                348,243          139,928
                                                                                -------------   --------------
                                                                                -------------   --------------


SEE ACCOMPANYING NOTES.

             Harris Bretall Sullivan & Smith Equity Growth Portfolio

                              Financial Highlights

                                                                     YEAR ENDED JUNE 30,
                                           ----------------------------------------------------------------------
                                               1999          1998           1997          1996          1995
                                           ----------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
    of period                                $ 21.11     $  17.53        $  14.49     $  12.85      $   9.36
Income from investment operations:
    Net investment income (loss)               (0.06)           -(a)         0.02            -(a)       0.01
    Net realized and unrealized
       gain on investments                      7.17         4.90            4.13         1.74          3.48
                                           ------------- -------------- ------------- ------------- -------------
    Total from investment
        operations                              7.11         4.90            4.15         1.74          3.49

Less distributions:
    From net investment income                     -        (0.02)             -(a)      (0.01)            -

    From net realized gain                     (2.22)       (1.30)          (1.11)       (0.09)            -
                                           ------------- -------------- ------------- ------------- -------------
    Total distributions                        (2.22)       (1.32)          (1.11)       (0.10)            -
                                           ------------- -------------- ------------- ------------- -------------

Net asset value, end of period               $ 26.00     $  21.11        $  17.53     $  14.49       $ 12.85
                                           ------------- -------------- ------------- ------------- -------------
                                           ------------- -------------- ------------- ------------- -------------

TOTAL RETURN                                   35.19%       29.11%          30.23%       13.59%        37.29%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
    (in thousands)                           $55,428     $ 37,662        $ 28,815     $ 23,810      $ 16,393
Ratio of expenses to average
    net assets                                  0.96%        0.95%           1.03%        1.04%         1.05%
Ratio of net investment income
    (loss) to average net assets               (0.29%)      (0.01%)          0.14%        0.03%         0.13%
Portfolio turnover rate                           27%          57%             46%          58%           31%



(a)  Less than $0.01 per share.

             Harris Bretall Sullivan & Smith Equity Growth Portfolio

                             Schedule of Investments

                                  June 30, 1999

                                                        Number
COMMON STOCKS (98.0%)                                  of Shares       Value
                                                       ---------   -----------
BASIC CHEMICAL PLASTICS & SYNTHETICS (15.1%)
    Abbott Laboratories                                   23,100   $ 1,051,050
    Bristol-Myers Squibb Company                          14,600     1,028,388
    Colgate-Palmolive Company                              9,300       918,375
    Merck & Company, Inc.                                 15,400     1,139,600
    Pfizer, Inc.                                           9,600     1,053,600
    Schering-Plough                                       22,000     1,166,000
    The Proctor & Gamble Company                          10,000       892,500
    Warner-Lambert Company                                15,500     1,075,313
                                                                   -----------
                                                                     8,324,826
BUSINESS SERVICES (14.7%)
    America Online, Inc.*                                 15,600     1,723,800
    Automatic Data Processing, Inc.                       23,000     1,012,000
    Microsoft Corporation*                                22,000     1,982,750
    Sun Microsystems, Inc.*                               14,600     1,006,031
    The Interpublic Group of Companies, Inc.*             13,800     1,195,425
    Yahoo! Inc.*                                           6,900     1,188,309
                                                                   -----------
                                                                     8,108,315
COMMUNICATIONS (2.5%)
    MCI WorldCom, Inc.*                                   16,000     1,376,500

DEPOSITORY INSTITUTIONS (5.2%)
    BankAmerica Corporation                               11,990       879,017
    Citigroup, Inc.                                       23,000     1,092,500
    Wells Fargo Company                                   21,000       897,750
                                                                   -----------
                                                                     2,869,267
ELECTRICAL & ELECTRONIC MACHINERY (7.7%)
    General Electric Company                              15,500     1,751,500
    Intel Corporation                                     22,600     1,343,993
    Lucent Technologies, Inc.                             17,000     1,146,438
                                                                   -----------
                                                                     4,241,931
FABRICATED METAL PRODUCTS (2.1%)
    Illinois Tool Works, Inc.                             14,400     1,180,800

FOOD & KINDRED PRODUCTS (1.4%)
    The Coca-Cola Company                                 12,500       781,250

GENERAL MERCHANDISE STORES (5.1%)
    Dayton Hudson Corporation                             19,700     1,280,500
    Wal-Mart Stores, Inc.                                 32,200     1,553,650
                                                                   -----------
                                                                     2,834,150
INDUSTRIAL MACHINERY & EQUIPMENT (9.4%)
    Applied Materials, Inc.*                              17,700     1,307,033
    Cisco Systems, Inc.*                                  31,500     2,028,797
    Dell Computer Corporation*                            24,000       887,250
    EMC Corporation*                                      18,000       990,000
                                                                   -----------
                                                                     5,213,080
INSTRUMENTS & RELATED PRODUCTS (2.2%)
    Medtronic, Inc.                                       15,800     1,230,425

INSURANCE CARRIERS (1.9%)
    American International Group, Inc.                     9,187     1,075,453

                                                         Number
COMMON STOCKS (CONTINUED)                              of Shares      Value
                                                       ---------   -----------
MISC. MANUFACTURING INDUSTRIES (2.5%)
    Tyco International Ltd.                               14,500   $ 1,373,875

MOTION PICTURES (1.2%)
    The Walt Disney Company                               22,000       677,875

PRINTING & PUBLISHING (2.3%)
    Time Warner, Inc.                                     17,600     1,293,600

RETAIL-BUILDING MATERIAL HARDWARE (2.6%)
    The Home Depot, Inc.                                  22,000     1,417,625

RETAIL-FOOD STORES (4.1%)
    Starbucks Corporation*                                35,600     1,333,888
    The Kroger Co.*                                       33,200       927,525
                                                                   -----------
                                                                     2,261,413
RETAIL - MISCELLANEOUS (2.2%)
    Walgreen Company                                      41,000     1,204,375

SECURITY & COMMODITY BROKERS (8.4%)
    Morgan Stanley, Dean Witter,
       Discover and Company                               13,800     1,414,500
    The Charles Schwab Corporation                        18,000     1,977,750
    The Goldman Sachs Group, Inc.                         17,000     1,228,250
                                                                   -----------
                                                                     4,620,500

TRANSPORTATION BY AIR (1.3%)
    AMR Corporation*                                      10,300       702,975

WATER TRANSPORTATION (2.3%)
    Carnival Corporation                                  26,000     1,261,000


WHOLESALE TRADE-DURABLE GOODS (2.0%)
    Johnson & Johnson                                     11,100     1,087,800

WHOLESALE TRADE-NONDURABLE GOODS (1.8%)
    Safeway, Inc.*                                        19,600       970,200
                                                                   -----------

TOTAL COMMON STOCKS (Cost $28,196,496)                              54,107,235

                                                      Principal
SHORT-TERM SECURITIES (2.0%)                           Amount
                                                      ---------
REPURCHASE AGREEMENT (2.0%)
  State Street Bank, 3.50%, due 7/01/1999
  (Dated 6/30/1999, collateralized by U.S.
  Treasury Note, 6.375%, due 8/15/2027,
  value $1,237,600)                                   $1,202,940


                                                                     1,202,940
                                                                   -----------

TOTAL SHORT -TERM SECURITIES (Cost $1,202,940)                       1,202,940
                                                                   -----------

TOTAL INVESTMENTS (100.0%) (Cost $29,399,436)                      $55,310,175
                                                                   -----------
                                                                   -----------


*Non-income producing

OTHER INFORMATION:
    Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1999, aggregated $14,467,358 and $10,367,401, respectively. At June 30, 1999, net unrealized appreciation for tax purposes aggregated $25,678,898, of which $25,836,810 related to appreciated investments and $157,912 related to depreciated investments. The aggregate cost of securities was $29,631,277 for tax purposes.


SEE ACCOMPANYING NOTES.

                         Scudder Kemper Value Portfolio

                       Statement of Assets and Liabilities

                                  June 30, 1999

ASSETS
    Investment in securities, at value (cost $41,741,982)--See accompanying schedule                $50,167,232
    Dividends and interest receivable                                                                    60,751
    Receivable for investments sold                                                                     141,706
    Receivable for capital shares sold                                                                    1,520
                                                                                                    -----------
        Total assets                                                                                 50,371,209

LIABILITIES
    Payable for investments purchased                                                                    52,357
    Accounts payable and accrued expenses                                                                20,653
    Redemptions payable                                                                                 128,794
                                                                                                    -----------
        Total liabilities                                                                               201,804
                                                                                                    -----------

NET ASSETS                                                                                          $50,169,405
                                                                                                   ------------
                                                                                                   ------------

Net Assets consist of:
    Paid-in capital                                                                                 $34,393,967
    Undistributed net investment income                                                                 723,270
    Accumulated undistributed net realized gain on investments                                        6,626,918
    Net unrealized appreciation on investments                                                        8,425,250
                                                                                                    -----------
NET ASSETS, for 2,274,720 shares outstanding                                                        $50,169,405
                                                                                                   ------------
                                                                                                   ------------

NET ASSET VALUE, offering and redemption price per share                                            $    22.06
                                                                                                   ------------
                                                                                                   ------------
                             Statement of Operations

                            Year Ended June 30, 1999
INVESTMENT INCOME
    Dividends (net of foreign tax withheld of $2,157)                                               $ 1,019,161
    Interest                                                                                            147,779
                                                                                                   ------------
        Total investment income                                                                       1,166,940

EXPENSES
    Investment advisory and management fees                                                             297,742
    Custody and accounting fees                                                                         124,885
    Professional fees                                                                                     7,399
    Directors' fees and expenses                                                                          4,898
    Other expenses                                                                                        8,746
                                                                                                   ------------
        Total expenses                                                                                  443,670
                                                                                                   ------------
Net investment income                                                                                   723,270

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investments                                                                  6,626,918
    Change in net unrealized appreciation on investments                                                407,796
                                                                                                   ------------
Net realized and unrealized gain on investments                                                       7,034,714
                                                                                                   ------------

Net increase in net assets resulting from operations                                                $ 7,757,984
                                                                                                   ------------
                                                                                                   ------------

SEE ACCOMPANYING NOTES.

                               Scudder Kemper Value Portfolio

                             Statements of Changes in Net Assets

                                                                                           YEAR ENDED JUNE 30,
                                                                                         1999               1998
                                                                                   ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net investment income                                                            $     723,270      $    591,315
    Net realized gain on investments                                                     6,626,918         4,706,677
    Change in net unrealized appreciation on investments                                   407,796         2,439,355
                                                                                   ------------------ -----------------
        Net increase in net assets resulting from operations                             7,757,984         7,737,347

Distributions to shareholders from:
    Net investment income                                                                 (591,315)         (408,549)
    Net realized gain                                                                   (4,706,677)       (5,723,007)
                                                                                   ------------------ -----------------
         Total distributions to shareholders                                            (5,297,992)       (6,131,556)

Capital share transactions:
    Proceeds from sales of shares                                                       13,300,551        16,280,118
    Proceeds from reinvested distributions                                               5,297,991         6,131,556
    Cost of shares redeemed                                                            (17,325,011)       (8,512,037)
                                                                                   ------------------ -----------------
        Net increase in net assets resulting from share transactions                     1,273,531        13,899,637
                                                                                   ------------------ -----------------

Total increase in net assets                                                             3,733,523        15,505,428

NET ASSETS
Beginning of period                                                                     46,435,882        30,930,454
                                                                                   ------------------ -----------------

End of period (including undistributed net investment income of $723,270
    and $591,315, respectively)                                                       $ 50,169,405      $ 46,435,882
                                                                                   ------------------ -----------------
                                                                                   ------------------ -----------------
OTHER INFORMATION
Shares:
    Sold                                                                                   641,261           798,312
    Issued through reinvestment of distributions                                           264,302           327,252
    Redeemed                                                                              (840,192)         (415,791)
                                                                                   ------------------ -----------------
        Net increase                                                                        65,371           709,773
                                                                                   ------------------ -----------------
                                                                                   ------------------ -----------------


SEE ACCOMPANYING NOTES.

                         Scudder Kemper Value Portfolio

                              Financial Highlights

                                                                     YEAR ENDED JUNE 30,
                                         -----------------------------------------------------------------------
                                              1999            1998           1997          1996        1995
                                         -------------- --------------- ------------- ------------- ------------
SELECTED PER-SHARE DATA
Net asset value, beginning
    of period                                $ 21.02          $20.63        $16.17        $12.59       $10.66
Income from investment operations:
    Net investment income                       0.33            0.26          0.26          0.18         0.26
    Net realized and unrealized
       gain on investments                      3.22            4.08          5.04          3.70         1.85
                                         -------------- --------------- ------------- ------------- ------------
    Total from investment
        operations                              3.55            4.34          5.30          3.88         2.11

Less distributions:
    From net investment income                 (0.28)          (0.26)        (0.19)        (0.19)       (0.14)
    From net realized gain                     (2.23)          (3.69)        (0.65)        (0.11)       (0.04)
                                         -------------- --------------- ------------- ------------- ------------
    Total distributions                        (2.51)          (3.95)        (0.84)        (0.30)       (0.18)
                                         -------------- --------------- ------------- ------------- ------------

Net asset value, end of period               $ 22.06         $ 21.02       $ 20.63       $ 16.17      $ 12.59
                                         -------------- --------------- ------------- ------------- ------------
                                         -------------- --------------- ------------- ------------- ------------

TOTAL RETURN                                   18.09%          23.36%        33.78%        31.22%       19.98%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
    (in thousands)                           $50,169        $ 46,436      $ 30,930      $ 19,705     $ 10,877
Ratio of expenses to average
    net assets                                  0.96%           0.94%         1.05%         1.06%        1.13%
Ratio of expenses to average net
    assets before voluntary
    expense reimbursement                       0.96%           0.94%         1.05%         1.07%        1.13%
Ratio of net investment income
    to average net assets                       1.56%           1.58%         1.62%         1.65%        1.98%
Ratio of net investment income
    to average net assets before
    voluntary expense
    reimbursement                               1.56%           1.58%         1.62%         1.64%        1.98%
Portfolio turnover rate                           50%             57%           88%           18%          29%

                         Scudder Kemper Value Portfolio

                             Schedule of Investments

                                  June 30, 1999

                                                       Number
COMMON STOCKS (92.0%)                                 of Shares       Value
                                                     ----------   ------------
APPAREL & OTHER FINISHED PRODUCTS (3.2%)
      Liz Claiborne, Inc.                                14,400   $    525,600
      VF Corporation                                     25,600      1,094,400
                                                                  ------------
                                                                     1,620,000

BASIC CHEMICAL PLASTICS & SYNTHETICS (5.3%)
      Air Products and Chemicals, Inc.                   21,800        877,450
      Dow Chemical Company                                2,900        367,938
      International Flavors & Fragrances, Inc.           11,000        488,125
      Praxair, Inc.                                      18,700        915,131
                                                                  ------------
                                                                     2,648,644

DEPOSITORY INSTITUTIONS (15.0%)
      Bank of America Corporation                        22,616      1,658,035
      First Union Corporation                            29,400      1,381,800
      KeyCorp                                            32,100      1,031,213
      PNC Bank Corporation                               19,210      1,106,975
      Washington Mutual, Inc.                            35,388      1,251,850
      Wells Fargo Company                                24,300      1,038,825
                                                                  ------------
                                                                     7,468,698

ELECTRICAL & ELECTRONIC MACHINERY (1.1%)
      Thomas & Belts Corporation                         12,200        576,450

FABRICATED METAL PRODUCTS (0.9%)
      Crown Cork & Seal Company, Inc.                    16,000        456,000

FOOD AND KINDRED PRODUCTS (3.2%)
      Campbell Soup Company                              12,000        556,500
      H.J. Heinz Company                                 10,600        531,325
      Hershey Foods Corporation                           9,000        534,375
                                                                  ------------
                                                                     1,622,200

FORESTRY (3.0%)
      Georgia Pacific Timber Group                       60,000      1,515,000

FURNITURE AND FIXTURES (2.2%)
      Newell Rubbermaid, Inc.                            24,200      1,125,300

GENERAL MERCHANDISE STORES (6.3%)
      J. C. Penney Company, Inc.                         18,300        888,694
      May Department Stores Company                      30,000      1,226,250
      Sears, Roebuck and Company                         23,000      1,024,936
                                                                  ------------
                                                                     3,139,880
INDUSTRIAL MACHINERY & EQUIPMENT (7.6%)
      Diebold, Inc.                                      39,000      1,121,250
      Minnesota Mining and Manufacturing Co.             23,100      2,008,256
      Pitney Bowes, Inc.                                 10,500        674,625
                                                                  ------------
                                                                     3,804,131
                                                       Number
COMMON STOCKS (CONTINUED)                            of Shares        Value
                                                     ----------   ------------
INSTRUMENTS & RELATED PRODUCTS (2.0%)
    Raytheon Company                                      7,500   $    527,813
    Xerox Corporation                                     8,000        472,500
                                                                  ------------
                                                                     1,000,313

INSURANCE CARRIERS (6.0%)
    American General Corporation                         16,500        925,575
    The Allstate Corporation                             25,800      1,243,688
    The Chubb Corporation                                12,300        854,850
                                                                  ------------
                                                                     3,024,113

LUMBER &WOOD PRODUCTS (2.7%)
    Louisiana-Pacific Corporation                        56,700      1,346,625

MISC. MANUFACTURING INDUSTRIES (1.0%)
    Tyco International Ltd.                               5,542        525,105

NONDEPOSITORY INSTITUTIONS (8.7%)
    Fannie Mae                                           31,600      2,160,650
    Freddie Mac                                          37,800      2,192,400
                                                                  ------------
                                                                     4,353,050

OIL & GAS EXTRACTION (2.5%)
    Atlantic Richfield Company                           15,000      1,253,438

PAPER & ALLIED PRODUCTS (3.3%)
    Sonoco Products Company                              55,700      1,667,519

PETROLEUM & COAL PRODUCTS (6.4%)
    BP Amoco PLC                                         16,178      1,755,313
    Chevron Corporation                                   5,000        475,938
    Exxon Corporation                                    12,700        979,487
                                                                  ------------
                                                                     3,210,738

RAILROAD TRANSPORTATION (1.8%)
    Burlington Northern Santa Fe                         12,600        390,600
    CSX Corporation                                      11,300        512,031
                                                                  ------------
                                                                       902,631
RETAIL-FOOD STORES (1.0%)
    Albertson's Inc.                                     10,000        515,625

TEXTILE MILL PRODUCTS (1.0%)
    Sara Lee Corporation                                 20,500        465,094


TOBACCO MANUFACTURERS OR CIGAR (4.0%)
    Philip Morris Companies, Inc.                        49,800      2,001,338


TRANSPORTATION EQUIPMENT (2.8%)
    Ford Motor Company                                   25,000      1,410,938

WHOLESALE TRADE- NON DURABLE GOODS (1.0%)
    Du Pont (E.I.) de Nemours and Company                 7,200        491,850
                                                                  ------------

 TOTAL COMMON STOCKS (COST $37,719,430)                            $46,144,680

                         Scudder Kemper Value Portfolio

                                                       Principal
SHORT-TERM SECURITIES (8.0%)                            Amount        Value
                                                      ----------   ------------
REPURCHASE AGREEMENT (8.0%)
  State Street Bank, 3.50%, due 7/1/1999
    (Dated 6/30/1999, collateralized by U.S
    Treasury Note, 6.375%, due 8/15/2027,
    value $4,123,600)                                 $4,022,552   $  4,022,552
                                                                   ------------

TOTAL SHORT-TERM SECURITIES (Cost $4,022,552)                         4,022,552
                                                                   ------------

TOTAL INVESTMENTS (100.0%) (Cost $41,741,982)                      $ 50,167,232
                                                                   ------------
                                                                   ------------


OTHER INFORMATION:
  Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1999, aggregated $21,214,099 and $17,014,579 respectively. At June 30, 1999, net unrealized appreciation for tax purposes aggregated $8,425,250 of which $9,038,626 related to appreciated investments and $613,376 related to depreciated investments. The aggregate cost of securities was the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

                              Zweig Asset Allocation Portfolio

                             Statement of Assets and Liabilities

                                        June 30, 1999

ASSETS
    Investment in securities, at value (cost $28,404,713)--See accompanying schedule                   $31,053,568
    Dividends and interest receivable                                                                       37,176
                                                                                                   ---------------
        Total assets                                                                                    31,090,744

LIABILITIES
    Cash overdraft                                                                                             315
    Accounts payable and accrued expenses                                                                   35,951
    Redemptions payable                                                                                     44,908
                                                                                                   ---------------
        Total liabilities                                                                                   81,174
                                                                                                   ---------------

NET ASSETS                                                                                             $31,009,570
                                                                                                   ---------------
                                                                                                   ---------------

Net Assets consist of:
    Paid-in capital                                                                                    $21,938,751
    Undistributed net investment income                                                                    411,239
    Accumulated undistributed net realized gain on investments                                           5,999,328
    Net unrealized appreciation on investments and futures contracts                                     2,660,252
                                                                                                   ---------------
NET ASSETS, for 2,216,983 shares outstanding                                                           $31,009,570
                                                                                                   ---------------
                                                                                                   ---------------

NET ASSET VALUE, offering and redemption price per share                                               $     13.99
                                                                                                   ---------------
                                                                                                   ---------------


                                   Statement of Operations

                                  Year Ended June 30, 1999
INVESTMENT INCOME
    Dividends (net of foreign taxes withheld of $7,314)                                                 $  478,001
    Interest                                                                                               378,557
                                                                                                    --------------
        Total investment income                                                                            856,558

EXPENSES
    Investment advisory and management fees                                                                324,109
    Custody and accounting fees                                                                             98,372
    Professional fees                                                                                        9,194
    Directors' fees and expenses                                                                             4,898
    Other expenses                                                                                           8,746
                                                                                                    --------------
        Total expenses                                                                                     445,319
                                                                                                    --------------
Net investment income                                                                                      411,239

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on:
        Investments                                                                                      5,325,269
        Futures contracts                                                                                  629,759
                                                                                                    --------------
           Net realized gain                                                                             5,955,028

    Change in net unrealized appreciation (depreciation) on:
        Investment securities                                                                           (8,994,160)
        Futures contracts                                                                                   55,697
                                                                                                    --------------
           Change in net unrealized appreciation (depreciation)                                         (8,938,463)
                                                                                                    --------------
Net realized and unrealized loss on investments                                                         (2,983,435)
                                                                                                    --------------

Net decrease in net assets resulting from operations                                                   $(2,572,196)
                                                                                                    --------------
                                                                                                    --------------

  SEE ACCOMPANYING NOTES.

                              Zweig Asset Allocation Portfolio

                             Statements of Changes in Net Assets

                                                                                         YEAR ENDED JUNE 30,
                                                                                       1999               1998
                                                                                ------------------- ----------------
 INCREASE (DECREASE) IN NET ASSETS
 Operations:
     Net investment income                                                            $  411,239       $  365,323
     Net realized gain on investments                                                  5,955,028        6,354,477
     Change in net unrealized appreciation (depreciation)                             (8,938,463)       1,999,669
                                                                                ----------------    -------------
         Net increase (decrease) in net assets resulting from operations              (2,572,196)       8,719,469

 Distributions to shareholders from:
     Net investment income                                                              (365,323)        (529,058)
     Net realized gain                                                                (6,048,315)               -
                                                                                ----------------    -------------
         Total distributions to shareholders                                          (6,413,638)        (529,058)

 Capital share transactions:
     Proceeds from sales of shares                                                     1,260,662        4,280,221
     Proceeds from reinvested distributions                                            6,413,638          529,058
     Cost of shares redeemed                                                         (15,129,106)      (8,397,497)
                                                                                ----------------    -------------
         Net decrease in net assets resulting from share transactions                 (7,454,806)      (3,588,218)
                                                                                ----------------    -------------

 Total increase (decrease) in net assets                                             (16,440,640)       4,602,193

 NET ASSETS
 Beginning of period                                                                  47,450,210       42,848,017
                                                                                ----------------    -------------

 End of period (including undistributed net investment income
     of $411,239 and $365,323, respectively)                                         $31,009,570     $ 47,450,210
                                                                                ----------------    -------------
                                                                                ----------------    -------------

 OTHER INFORMATION
 Shares:
     Sold                                                                                 84,700          258,491
     Issued through reinvestment of distributions                                        488,856           32,534
     Redeemed                                                                         (1,059,406)        (517,480)
                                                                                ----------------    -------------
                                                                                ----------------    -------------
         Net decrease                                                                   (485,850)        (226,455)
                                                                                ----------------    -------------
                                                                                ----------------    -------------

  SEE ACCOMPANYING NOTES.

                              Zweig Asset Allocation Portfolio

                                    Financial Highlights


                                                                        YEAR ENDED JUNE 30,
                                               ---------------------------------------------------------------------
                                                   1999           1998          1997          1996          1995
                                               -------------- ------------- ------------- ------------- ------------
SELECTED PER-SHARE DATA
Net asset value, beginning
    of period                                      $17.56       $ 14.63       $ 14.11       $ 13.02       $ 11.44
Income (loss) from investment operations:
    Net investment income                            0.21          0.14          0.19          0.21          0.33
    Net realized and unrealized
       gain (loss) on investments                   (1.04)         2.97          2.20          1.21          1.33
                                               -------------- ------------- ------------- ------------- ------------
    Total from investment
        operations                                  (0.83)         3.11          2.39          1.42          1.66

Less distributions:
    From net investment income                      (0.16)        (0.18)        (0.22)        (0.33)        (0.08)
    From net realized gain                          (2.58)            -         (1.65)
                                                                                                   -             -
                                               -------------- ------------- ------------- ------------- ------------
    Total distributions                             (2.74)        (0.18)        (1.87)        (0.33)        (0.08)
                                               -------------- ------------- ------------- ------------- ------------

Net asset value, end of period                     $13.99       $ 17.56       $ 14.63       $ 14.11       $ 13.02
                                               -------------- ------------- ------------- ------------- ------------
                                               -------------- ------------- ------------- ------------- ------------

TOTAL RETURN                                        (3.73%)       21.38%        18.63%        11.06%        14.57%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
    (in thousands)                                $31,010       $47,450       $42,848       $40,222       $36,736
Ratio of expenses to average
    net assets                                       1.23%         1.18%         1.28%         1.25%         1.20%
Ratio of net investment income
    to average net assets                            1.13%         0.80%         1.29%         1.55%         2.73%
Portfolio turnover rate                               109%           65%           89%          105%           45%



                              Zweig Asset Allocation Portfolio

                                   Schedule of Investments

                                        June 30, 1999

                                                  Number
COMMON STOCKS (55.8%)                            of Shares    Value
                                                 ---------- -----------
APPAREL & OTHER FINISHED PRODUCTS (0.3%)
    Tommy Hilfiger Corporation  (a)                 800     $ 58,800
    Jones Apparel Group, Inc. (a)                 1,200       41,175
                                                            -----------
                                                              99,975
BASIC CHEMICAL PLASTICS & SYNTHETIC (0.5%)
    Occidental Petroleum Corporation                800       16,900
    Dow Chemical Company                            600       76,125
    MedImmune, Inc. (a)                             700       47,534
    The Valspar Corporation                         600       22,800
                                                            -----------
                                                             163,359
BUSINESS SERVICES (1.6%)
    American Management Systems, Inc. (a)         2,900       92,891
    BMC Software, Inc. (a)                          300       16,191
    Citrix Systems, Inc. (a)                        800       45,075
    Computer Associates International, Inc.         500       27,500
    DST Systems, Inc. (a)                           900       56,588
    Electronic Arts, Inc. (a)                       100        5,413
    Modis Professional Services, Inc. (a)           500        6,875
    Rational Software Corporation (a)               600       19,781
    SEI Investments Company                         100        8,828
    Siebel Systems, Inc. (a)                        800       53,025
    Sterling Software, Inc. (a)                   6,600      176,136
                                                            -----------
                                                             508,303

COMMUNICATIONS (1.3%)
    Telefonos de Venezuela                        2,000       54,500
    PT Telekomunikasi Indonesia                   2,268       28,208
    Telefonos de Mexico SA                        3,800      307,088
                                                            -----------
                                                             389,796
DEPOSITORY INSTITUTIONS (3.2%)
    Astoria Financial Corporation                 1,000       43,906
    Bank United Corporation                         600       24,094
    Citigroup, Inc.                               2,750      130,625
    Coast Federal (a)                             1,000        1,094
    Firstar Corporation                             900       25,200
    Golden State Bancorp, Inc. (a)                2,300       50,600
    Golden State Bancorp, Inc. (a)                5,500        7,305
    Golden West Financial Corporation             2,800      274,400
    Providian Financial Corporation                 400       37,400
    Republic New York Corporation                   600       40,913
    The Chase Manhattan Corporation               4,000      346,498
                                                            -----------
                                                             982,035
EATING & DRINKING PLACES (2.1%)
    Brinker International, Inc. (a)              11,800      320,812
    Darden Restaurants, Inc. (b)                  7,400      161,413
    Foodmaker, Inc. (a)                           6,000      170,250
                                                            -----------
                                                             652,475
ELECTRIC GAS & SANITARY SERVICE (4.0%)
    Allegheny Energy, Inc.                        2,700       86,569
    Cinergy Corporation                           1,300       41,600
    DTE Energy Company (b)                        3,600      144,000
    Edison International                          8,000      214,000
    Energy East Corporation                       2,800       72,800
    Florida Progress Corporation                    800       33,050
    GPU, Inc.                                     6,800      286,875
    OGE Energy Corporation                          600       14,250
    PECO Energy Company                           2,000       83,750
    PG&E Corporation                              1,100       35,750
    PP&L Resources, Inc.                          2,777       85,393
    Public Service Enterprise Group
      Corporation, Inc.                             700       28,613
    Unicom Corporation                              900       34,706
    UtiliCorp United, Inc.                        3,300       80,231
    Westcoast Energy, Inc.                          800       15,800
                                                            -----------
                                                           1,257,387

                                                  Number
COMMON STOCKS (CONTINUED)                        of Shares    Value
                                                 ---------- -----------
ELECTRICAL & ELECTRONIC MACHINERY (1.1%)
    Lattice Semiconductor Corporation (a)           100      $ 6,211
    Maytag Corporation                            1,000       69,688
    Nokia Oyj-Sponsored ADR                         600       54,938
    Sony Corporation                                500       55,188
    Texas Instruments, Inc.                         400       58,000
    Whirlpool Corporation                         1,400      103,600
                                                             ----------
                                                             347,625
FABRICATED METAL PRODUCTS (0.5%)
    Ball Corporation                              1,400       59,150
    Fortune Brands, Inc.                          2,200       91,025
                                                             ----------
                                                             150,175
FOOD & KINDRED PRODUCTS (0.9%)
    Adolph Coors Company                          2,500      123,750
    Anheuser-Busch Companies, Inc.                1,800      127,687
    Quaker Oats Company                             500       33,188
                                                             ----------
                                                             284,625
FORESTRY (0.5%)
    Georgia Pacific Company                       1,400       66,325
    Weyerhaeuser Company                          1,300       89,375
                                                             ----------
                                                             155,700
FURNITURE & FIXTURES (1.4%)
    Furniture Brands International, Inc. (a)     10,700      298,263
    Johnson Controls, Inc.                          900       62,381
    Lear Corporation (a)                            800       39,800
    Leggett & Platt, Inc.                         1,300       36,156
                                                             ----------
                                                             436,600
GENERAL BUILDING CONTRACTORS (1.5%)
    Centex Corporation                           11,600      435,725
    Clayton Homes, Inc.                           1,800       20,588
    Lennar Corporation                            1,000       24,000
                                                             ----------
                                                             480,313
GENERAL MERCHANDISE STORES (2.4%)
    Kmart Corporation (a)                        12,200      200,538
    Dayton Hudson Corporation                       900       58,500
    Dillard's, Inc.                                 700       24,588
    Federated Department Stores, Inc. (a)         1,900      100,581
    J.C. Penny Company, Inc.                        500       24,281
    Wal-Mart Stores, Inc.                         7,000      337,750
                                                             ----------
                                                             746,238
HOLDING & OTHER INVESTMENT OFFICES (1.6%)
    Apartment Investment & Management Co.         1,200       51,300
    CarrAmerica Realty Corporation                  800       20,000
    Cornerstone Properties, Inc.                  1,500       23,813
    Crescent Real Estate Equities Company         2,300       54,620
    Duke-Weeks Realty Corporation                 1,000       22,563
    Equity Office Properties Trust                1,700       43,563
    General Growth Properties                     1,100       39,050
    Kimco Realty Corporation                      1,100       43,038
    Liberty Property Trust                        7,300      181,588
    Spieker Properties, Inc.                        600       23,325
                                                             ----------
                                                             502,860
INDUSTRIAL MACHINERY & EQUIPMENT (2.5%)
    Adaptec, Inc. (a)                               800       28,225
    Apple Computer (a)                            2,400      111,300
    Black & Decker Corporation                      800       50,500
    Briggs & Stratton Corporation                   900       51,975
    Cummins Engine Company, Inc.                    600       34,275
    Electronics for Imaging, Inc. (a)               300       15,355
    Hewlett-Packard Company                         300       30,150
    Ingersoll-Rand Company                        1,200       77,550

                              Zweig Asset Allocation Portfolio

                                                  Number
COMMON STOCKS (CONTINUED)                        of Shares    Value
                                                 ---------- -----------
INDUSTRIAL MACHINERY & EQUIPMENT (CONTINUED)
    International Business Machines Corp.         1,900    $ 245,575
    Lexmark International Group, Inc. (a)         1,000       66,063
    New Holland N.V.                              1,600       27,400
    Pall Corporation                                900       19,969
    YORK International Corporation                  700       29,969
                                                            -----------
                                                             788,306
INSTRUMENTS & RELATED PRODUCTS (0.8%)
    Mallinckrodt, Inc.                            2,700       98,213
    Northrop Grumman Corporation                  1,400       92,838
    Waters Corporation (a)                        1,100       58,438
                                                            -----------
                                                             249,489
INSURANCE CARRIERS (2.9%)
    Aetna, Inc.                                     400       35,775
    Ambac Financial Group, Inc.                   4,200      239,925
    Conseco, Inc.                                   800       24,350
    Equitable Companies, Inc.                       400       26,800
    Everest Reinsurance Holdings, Inc.            1,800       58,725
    Financial Security Assurance Holding Ltd.     1,200       62,400
    Hartford Life, Inc.                             500       26,313
    Liberty Financial Companies, Inc.             1,400       40,775
    Lincoln National Corporation                  1,000       52,310
    Nationwide Financial Services, Inc.             600       27,150
    PacifiCare Health Systems, Inc. (a)           1,200       86,363
    The Hartford Financial Services Group, Inc.     900       52,481
    The PMI Group, Inc.                           1,000       62,813
    Travelers Property Casualty Corporation         800       31,300
    Trigon Healthcare, Inc. (a)                   1,300       47,288
    United HealthCare Corporation                   300       18,788
                                                            -----------
                                                             893,556
LUMBER & WOOD PRODUCTS EXCEPT (0.2%)
    Louisiana-Pacific Corporation                 2,500       59,375
                                                            -----------
MISC. MANUFACTURING INDUSTRIES (1.6%)
    Tiffany & Company                             1,100      106,150
    Tyco International Ltd.                       4,000      379,000
                                                            -----------
                                                             485,150
NONDEPOSITORY INSTITUTIONS (1.2%)
    Countrywide Credit Industries, Inc.           1,000       42,750
    Freddie Mac                                   5,000      290,000
    The CIT Group, Inc.                             900       25,988
    The FINOVA Group, Inc.                          400       21,050
                                                            -----------
                                                             379,788
OIL AND GAS EXTRACTION (0.6%)
    Amerada Hess Corporation                      1,500       89,250
    Apache Corporation                              600       23,400
    Atlantic Richfield Company                      300       25,069
    Kerr McGee Corporation                          500       25,090
    USX-Marathon Group, Inc.                        600       19,538
                                                            -----------
                                                             182,347
PAPER & ALLIED PRODUCTS (1.0%)
    Kimberly-Clark Corporation                    1,500       85,500
    Temple-Inland, Inc.                           1,200       81,900
    The Mead Corporation                            600       25,050
    Westvaco Corporation                          1,800       52,200
    Willamette Industries, Inc.                   1,700       78,306
                                                            -----------
                                                             322,956
PERSONAL SERVICES (0.2%)
    H & R Block, Inc.                             1,100       55,000

                                                  Number
COMMON STOCKS (CONTINUED)                        of Shares      Value
                                                 ----------   -----------
PETROLEUM & COAL PRODUCTS (0.5%)
    ENI SpA                                         300     $ 18,000
    Murphy Oil Corporation                          500       24,406
    Royal Dutch Petroleum Company                   400       24,100
    Shell Transport & Trading Company             1,200       55,650
    The Coastal Corporation                         500       20,000
                                                            -----------
                                                             142,156
PRIMARY METAL INDUSTRIES (0.1%)
    CommScope, Inc. (a)                             900       27,675

PRINTING & PUBLISHING (0.2%)
    Knight Ridder, Inc.                           1,100       60,431

RAILROAD TRANSPORTATION (0.1%)
    Union Pacific Corporation                       700       40,819

RETAIL-APPAREL & ACCESSORIES (2.9%)
    American Eagle Outfitters, Inc. (a)           1,000       45,531
    AnnTaylor Stores Corporation (a)              1,900       85,500
    Claire's Stores, Inc.                         2,100       53,813
    Ross Stores, Inc.                             9,200      462,588
    The Gap, Inc.                                 3,450      173,794
    The TJX Companies, Inc.                       2,200       73,288
                                                            -----------
                                                              894,514
RETAIL-BUILDING MATERIALS (0.2%)
    Lowe's Companies, Inc.                          500        28,344
    The Home Depot, Inc.                            400        25,775
                                                            -----------
                                                               54,119
RETAIL-FURNITURE HOME FURNISH (0.2%)
    Best Buy Co., Inc. (a)                          400        27,000
    Tandy Corporation                               600        29,325
                                                            -----------
                                                               56,325
RETAIL-MISCELLANEOUS (0.6%)
    CDW Computer Centers, Inc. (a)                  300        13,219
    Longs Drug Stores Corporation                 1,600        55,300
    Toys `R' Us, Inc. (a)                         1,000        20,688
    Zale Corporation (a)                          2,500       100,000
                                                            -----------
                                                              189,207
RUBBER & MISC. PLASTICS PRODUCTS (1.1%)
    Armstrong World Industries, Inc.              1,000        57,813
    Cooper Tire & Rubber Company                  2,200        51,975
    Premark International, Inc.                   6,000       225,000
                                                            -----------
                                                              334,788
SECURITY & COMMODITY (1.6%)
    A.G. Edwards, Inc.                              450        14,513
    Legg Mason, Inc.                                800        30,800
    Lehman Brothers Holdings, Inc.                1,000        62,250
    Merrill Lynch & Co., Inc.                     1,000        79,938
    Morgan Stanley, Dean Witter,
        Discover and Company                      1,600       164,000
    Paine Webber Group, Inc.                      1,100        51,425
    T. Rowe Price Associates, Inc.                1,600        61,350
    The Bear Stearns Companies, Inc.              1,000        46,750
                                                            -----------
                                                              511,026
SERVICES-AMUSEMENT EXCL MOTION PICTURES (0.2%)
    Harrah's Entertainment, Inc. (a)              3,100        68,200

                              Zweig Asset Allocation Portfolio

                                                  Number
COMMON STOCKS (CONTINUED)                        of Shares    Value
                                                 ---------- -----------
SERVICES-HEALTH SERVICES (0.3%)
    Columbia/HCA Healthcare Corporation           2,300    $  52,469
    Universal Health Services, Inc. (a)             700       33,425
                                                            -----------
                                                              85,894

STONE CLAY & GLASS PRODUCTS (3.3%)
    Lafarge Corporation                           4,000      141,750
    Lone Star Industries, Inc.                    1,900       71,369
    Owens Corning                                 1,100       37,813
    Southdown, Inc.                               6,000      385,500
    USG Corporation                               7,200      403,200
                                                            -----------
                                                           1,039,632
TEXTILE MILL PRODUCTS (0.9%)
    BJ's Wholesale Club, Inc. (a)                   900       27,056
    Mohawk Industries, Inc. (a)                   7,950      241,481
                                                            -----------
                                                             268,537

TRANSIT & PASSENGER TRANSPORTATION (0.1%)
    Canadian National Railway Company               400       26,800

TRANSPORTATION BY AIR (1.2%)
    Delta Air Lines, Inc. (b)                     3,400      195,925
    KLM Royal Dutch Airlines N.V.                    34          971
    Southwest Airlines Company                    5,200      161,850
                                                            -----------
                                                             358,746
TRANSPORTATION EQUIPMENT (7.0%)
    Brunswick Corporation                        13,200      367,950
    Cordant Technologies, Inc.                    6,800      307,275
    DaimlerChrysler AG                                1           44
    FMC Corporation (a)                           1,300       88,806
    Ford Motor Company (b)                        7,700      434,569
    General Dynamics Corporation                  1,000       68,500
    Honda Motor Co., Ltd.                           100        8,675
    Navistar International Corporation (a)        8,000      400,000
    PACCAR, Inc.                                  7,500      400,547
    Rockwell International Corporation              900       54,675
    TRW, Inc.                                     1,000       54,875
                                                            -----------
                                                           2,185,916
WHOLESALE TRADE-DURABLE GOODS (0.3%)
    Borg-Warner Automotive, Inc.                  1,600       88,000

WHOLESALE TRADE-NONDURABLE GOODS (1.1%)
    Boise Cascade Corporation                     5,200      222,950
    Du Pont (E.I.) de Nemours & Co.                 800       54,650
    SUPERVALU, Inc.                               2,300       59,081
                                                            -----------
                                                             336,681

TOTAL COMMON STOCKS (Cost $14,694,045)                    17,342,899


                                                 Principal
SHORT-TERM SECURITIES (44.2%)                      Amount      Value
                                                 ---------- -----------
U.S. GOVERNMENT AGENCY (42.5%)
    Federal Home Loan Bank Consolidation
       Discount Note, 4.75%, due 7/7/1999    $1,220,000   $1,219,034
    Federal Home Loan Mortgage
       Discount Note, 4.75%, due 7/9/1999       790,000      789,166
    Federal Home Loan Mortgage
       Discount Note, 4.75%, due 7/14/1999      780,000      778,663
    Federal Home Loan Mortgage
       Discount Note, 5.03%, due 8/14/1999    2,120,000     2,107,263
    Federal National Mortgage
       Association Discount Note, 4.79%,
       due 7/19/1999                          2,850,000     2,843,174
    Federal National Mortgage
       Association  Discount Note, 5.01%,
       due 7/28/1999                          5,460,000     5,439,484
                                                           ------------
                                                           13,176,784

U.S. GOVERNMENT OBLIGATIONS (0.3%)
    U.S. Treasury Bills, 4.43%, due 8/19/1999 (b)   100,000        99,397


REPURCHASE AGREEMENT (1.4%)
    State Street Bank, 3.50%, due 7/1/199
       (Dated 6/30/1999, collateralized by
       U.S. Treasury Note, 8.750%, due
       8/15/2020, value $445,400)                   434,488        434,488
                                                               -----------

TOTAL SHORT-TERM SECURITIES (Cost $ 13,710,668)                 13,710,669
                                                               -----------

TOTAL INVESTMENTS (100.0%) (Cost $28,404,713)                  $31,053,568
                                                               -----------
                                                               -----------

(a)  Non-income producing.
(b) Portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of the securities pledged amounted to $1,035,304.

FUTURES CONTRACTS

                               Expiration      Contract       Unrealized
                                  Date          Amount           Gain
                              -------------  -------------   -------------
2 S&P 500 Index
    Futures Contracts-Long     Sept. 1999       $690,850        $11,397

OTHER INFORMATION:
    Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1999, aggregated $31,117,136 and $45,887,091, respectively. At June 30, 1999, net unrealized appreciation for tax purposes aggregated $2,648,855, of which $2,866,642 related to appreciated investments and $237,787 related to depreciated investments. The aggregate cost of securities was the same for book and tax purposes.



SEE ACCOMPANYING NOTES.

                       Zweig Equity (Small Cap) Portfolio

                       Statement of Assets and Liabilities

                                  June 30, 1999

ASSETS
    Investments in securities, at value (cost $10,205,577)--See accompanying schedule,              $10,991,519
    Dividends, interest and other receivables                                                             9,712
    Receivable for investments sold                                                                       1,514
    Receivable for capital shares sold                                                                   13,650
                                                                                                 -------------------
        Total assets                                                                                 11,016,395

LIABILITIES
    Redemptions payable                                                                                  22,019
                                                                                                 -------------------
        Total liabilities                                                                                22,019
                                                                                                 -------------------

NET ASSETS                                                                                          $10,994,376
                                                                                                 -------------------
                                                                                                 -------------------

Net Assets consist of:
    Paid-in capital                                                                                  10,364,895
    Undistributed net investment income                                                                  87,679
    Accumulated net realized loss on investments                                                       (244,280)
    Net unrealized appreciation on investments and futures contracts                                    786,082
                                                                                                 -------------------

NET ASSETS, for 903,196 shares outstanding                                                          $10,994,376
                                                                                                 -------------------
                                                                                                 -------------------

NET ASSET VALUE, offering and redemption price per share                                            $     12.17
                                                                                                 -------------------
                                                                                                 -------------------

                             Statement of Operations

                             Year Ended June 30, 1999

INVESTMENT INCOME
    Dividends (net of foreign taxes withheld of $345)                                               $   133,215
    Interest                                                                                            145,776
                                                                                                 -------------------
        Total investment income                                                                         278,991

EXPENSES
    Investment advisory and management fees                                                             129,719
    Custody and accounting fees                                                                          50,365
    Professional fees                                                                                     9,592
    Directors' fees and expenses                                                                          4,898
    Other expenses                                                                                        8,745
                                                                                                 -------------------
        Total expenses before reimbursement                                                             203,319
        Less: expense reimbursement                                                                     (12,007)
                                                                                                 -------------------
        Net expenses                                                                                    191,312
                                                                                                 -------------------
Net investment income                                                                                    87,679
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
    Investments                                                                                        (205,488)
    Futures contracts                                                                                   (38,722)
                                                                                                 -------------------
        Net realized loss                                                                              (244,210)
Change in net unrealized appreciation (depreciation) on investment securities:
    Investments                                                                                      (1,560,913)
    Futures contracts                                                                                       140
                                                                                                 -------------------
        Change in net unrealized depreciation                                                        (1,560,773)
                                                                                                 -------------------
Net realized and unrealized loss on investments                                                      (1,804,983)
                                                                                                 -------------------
Net decrease in net assets resulting from operations                                               $ (1,717,304)
                                                                                                 -------------------
                                                                                                 -------------------
SEE ACCOMPANYING NOTES.

                       Zweig Equity (Small Cap) Portfolio

                       Statements of Changes in Net Assets

                                                                                           YEAR ENDED JUNE 30,
                                                                                    -----------------------------------
                                                                                          1999              1998
                                                                                    ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net investment income                                                             $    87,679       $    34,791
    Net realized gain (loss) on investments                                              (244,210)        3,021,050
    Change in net unrealized appreciation (depreciation)                               (1,560,773)         (316,405)
                                                                                    ----------------- -----------------
        Net increase (decrease) in net assets resulting from operations                (1,717,304)        2,739,436

Distributions to shareholders from:
    Net investment income                                                                 (34,791)         (103,886)
    Net realized gain                                                                  (3,046,182)         (473,364)
                                                                                    ----------------- -----------------
        Total distributions to shareholders                                            (3,080,973)         (577,250)

Capital share transactions:
    Proceeds from sales of shares                                                       2,936,546         4,519,161
    Proceeds from reinvested distributions                                              3,080,973           577,250
    Cost of shares redeemed                                                            (4,913,316)       (3,731,320)
                                                                                    ----------------- -----------------
        Net increase in net assets resulting from share transactions                    1,104,203         1,365,091
                                                                                    ----------------- -----------------

Total increase (decrease) in net assets                                                (3,694,074)        3,527,277

NET ASSETS
Beginning of period                                                                    14,688,450        11,161,173
                                                                                    ----------------- -----------------

End of period (including undistributed net investment income of $87,679
    and $34,791, respectively)                                                        $10,994,376       $14,688,450
                                                                                    ----------------- -----------------
                                                                                    ----------------- -----------------

OTHER INFORMATION
Shares:
    Sold                                                                                  192,871           281,798
    Issued through reinvestment of distributions                                          257,324            35,368
    Redeemed                                                                             (382,755)         (233,008)
                                                                                    ----------------- -----------------
        Net increase                                                                       67,440            84,158
                                                                                    ----------------- -----------------
                                                                                    ----------------- -----------------

SEE ACCOMPANYING NOTES.

                        Zweig Equity (Small Cap) Portfolio

                               Financial Highlights

                                                                        YEAR ENDED JUNE 30,
                                            -------------------------------------------------------------------------
                                                 1999           1998          1997           1996          1995
                                            --------------- ------------- -------------- ------------- --------------
SELECTED PER-SHARE DATA
Net asset value, beginning                     $ 17.58        $ 14.85        $ 13.61       $ 11.62         $10.65
    of period
Income from investment operations:
    Net investment income                         0.10           0.04           0.16          0.11           0.17
    Net realized and unrealized
       gain (loss) on investments                (1.80)          3.48           2.41          2.04           0.93
                                            --------------- ------------- -------------- ------------- --------------
    Total from investment operations             (1.70)          3.52           2.57          2.15           1.10

Less distributions:
    From net investment income                   (0.04)         (0.14)         (0.14)        (0.16)         (0.06)
    From net realized gain                       (3.67)         (0.65)         (1.19)            -          (0.07)
                                            --------------- ------------- -------------- ------------- --------------
    Total distributions                          (3.71)         (0.79)         (1.33)        (0.16)         (0.13)
                                            --------------- ------------- -------------- ------------- --------------

Net asset value, end of period                 $ 12.17        $ 17.58        $ 14.85       $ 13.61         $11.62
                                            --------------- ------------- -------------- ------------- --------------
                                            --------------- ------------- -------------- ------------- --------------

TOTAL RETURN                                     (9.24%)        23.72%         20.37%        18.69%         10.39%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)       $10,994        $14,688        $11,161       $11,698         $8,034
Ratio of expenses to average net assets           1.54%          1.52%          1.55%         1.55%          1.55%
Ratio of expenses to average net assets
    before voluntary expense
    Reimbursement                                 1.64%          1.56%          1.82%         1.83%          1.59%
Ratio of net investment income
    to average net assets                         0.71%          0.26%          0.97%         1.06%          1.54%
Ratio of net investment income to
    average net assets before voluntary
    expense reimbursement                         0.61%          0.22%          0.70%         0.78%          1.50%
Portfolio turnover rate                             76%           113%            59%          101%            67%


                      Zweig Equity (Small Cap) Portfolio

                            Schedule of Investments

                                 June 30, 1999

                                                   NUMBER
COMMON STOCKS (61.4%)                             OF SHARES    VALUE
                                                  ---------- -----------
AGRICULTURAL SERVICES (0.1%)
    Veterinary Centers of America, Inc. (a)
                                                     500      $ 6,766


APPAREL & OTHER FINISHED PRODUCTS (0.1%)
    Oshkosh B'Gosh, Inc.                             700       14,634

BASIC CHEMICAL PLASTICS & SYNTHETICS (1.8%)
    Albemarle Corporation                          3,200       74,000
    Alpharma, Inc.                                   100        3,556
    Church & Dwight, Inc.                            300       13,050
    Cytec Industries, Inc. (a)                       300        9,563
    H. B. Fuller Company                             400       27,338
    Lubrizol Corporation                             100        2,725
    Medicis Pharmaceutical Corporation (a)           500       12,687
    Roberts Pharmaceutical Corporation (a)           500       12,125
    The Scotts Company (a)                           100        4,762
    The Valspar Corporation                          300       11,400
    W.R. Grace & Company (a)                         200        3,675
                                                             -----------
                                                              174,881

BUSINESS SERVICES (2.8%)
    ADVO, Inc. (a)                                   400        8,300
    American Management Systems, Inc. (a)            800       25,625
    Avant! Corporation (a)                           400        5,037
    IMRglobal Corporation (a)                        300        5,794
    Interim Services, Inc. (a)                       700       14,438
    Jack Henry & Associates, Inc.                    100        3,913
    Lason, Inc. (a)                                  600       29,850
    Mercury Interactive Corporation (a)              100        3,544
    NCO Group, Inc. (a)                              700       26,512
    Orbotech Ltd. (a)                                600       30,937
    Personnel Group of America, Inc. (a)             700        7,000
    Progress Software Corporation (a)              1,200       34,124
    Rent-A-Center, Inc. (a)                          800       19,175
    Sterling Software, Inc. (a)                      400       10,675
    Symantec Corporation (a)                       1,900       48,509
                                                             -----------
                                                              273,433
COMMUNICATIONS (0.1%)
    Telefonos de Venezuela                           300        8,175


DEPOSITORY INSTITUTIONS (3.8%)
    Bank United Corporation                          700       28,109
    City National Corporation                        200        7,487
    Coast Federal (a)                                300          328
    Dime Community Bancshares                        400        9,250
    First Republic Bank (a)                          200        5,788
    FirstFed Financial Corporation (a)             2,000       38,500
    Flagstar Bancorp, Inc.                         1,100       27,705
    Harbor Florida Bancorp, Inc.                   1,200       14,663
    MAF Bancorp, Inc.                              1,275       30,879
    Mid-America Bancorp                                6          148
    Oriental Financial Group, Inc.                   300        7,237
    PFF Bancorp, Inc.(a)                             700       13,191
    Queens County Bancorp, Inc.                      700       22,641
    Republic Bancorp, Inc.                         2,125       32,405
    Roslyn Bancorp, Inc.                           5,360       92,292
    U.S. Trust Corporation                           300       27,750
    Washington Federal, Inc.                         570      $12,772
    Webster Financial Corporation                    400       10,875
                                                              ----------
                                                              382,020
EATING & DRINKING PLACES (2.8%)
    Applebee's International, Inc.                   100        3,025
    Bob Evans Farms, Inc.                            900       17,859
    Brinker International, Inc. (a)                1,900       51,656
    CEC Entertainment, Inc. (a)                    1,200       50,700
    Foodmaker, Inc. (a)                            3,000       85,125
    Ruby Tuesday, Inc.                             2,700       51,300
    Ryan's Family Steak Houses, Inc.               1,500       17,391
                                                              ----------
                                                              277,056
ELECTRIC GAS & SANITARY SERVICES   (1.0%)
    Aqua Alliance, Inc. (a)                        1,400        1,400
    Calpine Corporation (a)                          500       27,000
    OGE Energy Corporation                           100        2,375
    Rochester Gas & Electric Corporation           2,500       66,406
    Safety-Kleen Corporation (a)                     200        3,625
                                                              ----------
                                                              100,806
ELECTRICAL & ELECTRONICS MACHINERY (1.5%)
    CTS Corporation                                  700       49,000
    Genlyte Group, Inc. (a)                        1,400       31,456
    Imation Corporation (a)                          200        4,963
    Moog, Inc. (a)                                   300       10,312
    SLI, Inc. (a)                                    100        2,700
    Standard Motor Products                          400        9,800
    The DII Group, Inc. (a)                          100        3,719
    TranSwitch Corporation (a)                       650       30,773
    Triumph Group, Inc. (a)                          400       10,200
                                                              ----------
                                                              152,923
FABRICATED METAL PRODUCTS (2.0%)
    Ball Corporation                               1,700       71,825
    Mark IV Industries, Inc.                         300        6,337
    NCI Building Systems, Inc. (a)                   700       14,963
    Nortek, Inc. (a)                                 400       12,525
    Tower Automotive, Inc. (a)                     2,100       53,419
    United Dominion Industries Ltd.                1,100       26,675
                                                              ----------
                                                              185,744
FOOD & KINDRED PRODUCTS (1.4%)
    Canandaigua Brands, Inc. (a)                   1,200       62,887
    Corn Products International, Inc.                100        3,044
    IBP, Inc.                                      1,400       33,250
    Imperial Holly Corporation                         1            4
    Smithfield Foods, Inc. (a)                     1,300       43,266
                                                              ----------
                                                              142,451
FURNITURE & FIXTURES (1.2%)
    BE Aerospace, Inc.(a)                            800       14,975
    Ethan Allen Interiors, Inc.                      150        5,662
    Furniture Brands International, Inc. (a)       2,900       80,838
    La-Z-Boy, Inc.                                   700       16,100
                                                              ----------
                                                              117,575

                      Zweig Equity (Small Cap) Portfolio

                                                Number
                                                  of
COMMON STOCKS (CONTINUED)                       Shares       Value
                                             ------------ -----------
GENERAL BUILDING CONTRACTORS (2.5%)
    Clayton Home, Inc.                           1,600     $ 18,300
    Crossman Communities, Inc. (a)                 600       17,381
    Del Webb Corporation                           700       16,713
    Fairfield Communities, Inc. (a)                500        8,063
    Kaufman & Broad Home Corporation             1,200       29,850
    Lennar Corporation                             300        7,200
    M.D.C. Holdings, Inc.                          400        8,600
    McGrath Rentcorp                               200        3,925
    NVR, Inc. (a)                                  300       15,656
    Pulte Corporation                            3,200       73,800
    Standard Pacific Corporation                 1,300       16,819
    The Ryland Group, Inc.                         600       17,812
    Toll Brothers, Inc. (a)                        600       12,862
    U.S. Home Corporation (a)                      400       14,200
                                                           -----------
                                                            261,181
GENERAL MERCHANDISE STORES (1.0%)
    99 Cents Only Stores (a)                       200        9,988
    Ames Department Stores, Inc. (a)             1,100       50,119
    Shopko Stores, Inc. (a)                        800       29,000
    The Neiman Marcus Group, Inc. (a)              300        7,706
                                                           -----------
                                                             96,813
HEAVY CONSTRUCTION CONTRACTORS (0.1%)
    Morrison Knudsen Corporation (a)               900        9,281

HOLDING & OTHER INVESTMENTS OFFICES (4.5%)
    Bradley Real Estate, Inc.                      500       10,375
    Brandywine Realty Trust                        600       11,888
    Camden Property Trust                          300        8,325
    CarrAmerica Realty Corporation                 500       12,500
    CBL & Associates Properties, Inc.            2,500       65,938
    Cornerstone Properties, Inc.                   800       12,700
    Developers Diversified Realty Corporation      600        9,975
    Essex Property Trust, Inc.                     400       14,150
    General Growth Properties                    1,600       56,800
    Glenbourough Realty Trust, Inc.                600       10,500
    Health Care REIT, Inc.                         400        9,300
    Liberty Property Trust                       2,900       72,137
    Mack-Cali Realty Corporation                   400       12,375
    MGI Properties, Inc.                           300        8,475
    Pacific Gulf Properties, Inc.                  400        9,050
    Pan Pacific Retail Properties, Inc.            400        7,750
    Prentiss Properties Trust                      400        9,400
    Reckson Associates Realty Corporation          700       16,450
    RFS Hotel Investors, Inc.                    1,200       15,075
    Taubman Centers, Inc.                        3,000       39,562
    The Rouse Company                              500       12,687
    TriNet Corporate Realty Trust, Inc.            400       11,075
    Urban Shopping Centers, Inc.                   300        9,450
                                                           -----------
                                                            445,937
HOTELS & OTHER LODGING (0.1%)
    Extended Stay America, Inc. (a)                300        3,600

INDUSTRIAL MACHINERY & EQUIPMENT (3.8%)
    Astec Industries, Inc. (a)                     800       32,900
    Briggs & Stratton Corporation                1,100       63,525
    Donaldson Company, Inc.                        500       12,250
    Lincoln Electric Holdings                      200        4,150
    SPS Technologies, Inc. (a)                   1,300       48,750
    Tecumseh Products Company                      300       18,159
    Terex Corporation (a)                        1,200       36,525
    The Manitowoc Company, Inc.                  2,225     $ 92,616
    Xircom, Inc. (a)                             1,400       42,131
    YORK International Corporation               1,100       47,094
                                                           -----------
                                                            398,100
INSTRUMENTS & RELATED PRODUCTS (1.2%)
    Fossil, Inc. (a)                             2,250      108,563
    ResMed, Inc. (a)                               200        6,631
                                                           -----------
                                                            115,194
 INSURANCE AGENTS BROKERS (0.2%)
    E. W. Blanch Holdings, Inc.                    300       20,456

INSURANCE CARRIERS (2.8%)
    National Western Life Insurance Co. (a)        100        9,712
    Everest Reinsurance Holdings, Inc.             400       13,050
    FBL Financial Group, Inc.                      700       13,650
    Financial Security Assurance Holding Ltd.    1,300       67,600
    Hartford Life, Inc.                            100        5,263
    HCC Insurance Holding, Inc.                    400        9,075
    Liberty Financial Companies, Inc.            1,200       34,950
    Medical Assurance, Inc. (a)                    293        8,277
    Nationwide Financial Services, Inc.            400       18,100
    Radian Group, Inc.                             833       40,675
    Stewart Information Services
    Corporation                                    500       10,563
    Triad Guaranty, Inc. (a)                     1,200       21,525
    Trigon Healthcare, Inc. (a)                    600       21,825
    UICI (a)                                       500       13,813
                                                           -----------
                                                            288,078
LEATHER & LEATHER PRODUCTS (0.2%)
    The Timberland Company (a)                     300       20,419

LIVESTOCK (0.5%)
    Michael Foods, Inc.                          1,300       30,388
    Pilgrim's Pride Corporation                    700       21,000
                                                           -----------
                                                             51,388
LUMBER & WOOD PRODUCTS (0.9%)
    Champion Enteprises, Inc. (a)                1,200       22,350
    MacMillan Bloedel Ltd.                       1,200       21,713
    TJ International, Inc.                       1,400       43,225
                                                           -----------
                                                             87,288
MISC. MANUFACTURING INDUSTRIES (0.1%)
    Callaway Golf Company                          200        2,925

MOTION PICTURES (0.2%)
    Hollywood Entertainment Corporation (a)        900       17,578

NONDEPOSITORY INSTITUTIONS (1.3%)
    Doral Financial Corporation (b)              4,200       72,319
    Healthcare Financial Partners, Inc. (a)        400       13,700
    Metris Companies, Inc.                         400       16,300
    Resource Bancshares Mortgage Group, Inc.     3,100       31,581
                                                           -----------
                                                            133,900
OIL & GAS EXTRACTION (0.1%)
    Equitable Resources, Inc.                      100        3,775

PAPER & ALLIED PRODUCTS (0.3%)
    Wausau-Mosinee Paper Corporation                 1           11
    Chesapeake Corporation                         900       33,694
    Domtar, Inc.                                   100          950
                                                           -----------
                                                             34,655

                       Zweig Equity (Small Cap) Portfolio

                                                   Number
COMMON STOCKS (CONTINUED)                        of Shares     Value
                                                 ----------- ----------
PETROLEUM & COAL PRODUCTS (0.3%)
    Elcor Corporation                                 300    $13,106
    Murphy Oil Corporation                            300     14,644
                                                             ----------
                                                              27,750
PRIMARY METAL PRODUCTS (1.5%)
    AFC Cable Systems, Inc. (a)                     1,200     42,375
    CommScope, Inc. (a)                             1,200     36,900
    Curtiss-Wright Corporation                        200      7,775
    General Cable Corporation (a)                     800     12,800
    Internet Corporation                            1,200     18,075
    Mueller Industries, Inc. (a)                      200      6,788
    Roanoke Electric Steel Corporation                 50        867
    Tredegar Industries, Inc.                       1,050     22,837
                                                             ----------
                                                             148,417
PRINTING & PUBLISHING (0.9%)
    Merrill Corporation                             1,500     21,282
    Quebecor Printing, Inc.                           300      6,506
    World Color Press, Inc. (a)                     2,200     60,500
                                                             ----------
                                                              88,288
RAILROAD TRANSPORTATION (0.1%)
    Florida East Coast Industries, Inc.               300     13,275

REAL ESTATE (0.4%)
    Castle & Cooke, Inc. (a)                          400      7,050
    Catellus Development Corporation (a)            1,700     26,350
    U.S. Restaurant Properties, Inc.                  400      8,500
                                                             ----------
                                                              41,900
RETAIL-APPAREL & ACCESSORIES (2.2%)
    American Eagle Outfitters, Inc. (a)             1,400     63,744
    Ann Taylor Stores Corporation (a)               1,600     72,000
    The Buckle, Inc. (a)                              650     18,688
    The Cato Corporation                            2,400     27,900
    Claire's Stores, Inc.                           1,300     33,313
    Pacific Sunwear of California, Inc. (a)         1,200     29,287
    The Talbot's, Inc.                                100      3,812
                                                             ----------
                                                             248,744

RETAIL-MISCELLANEOUS (1.4%)
    Micro Warehouse, Inc. (a)                         200      3,550
    Trans World Entertainment Corporation (a) (b)   3,800     42,513
    Zale Corporation (a) (b)                        2,300     92,000
                                                             ----------
                                                             138,063
RUBBER & MISC PLASTICS PRODUCTS (0.6%)
    Cooper Tire & Rubber Company                    1,700     40,162
    Spartech Corporation                              700     22,138
                                                             ----------
                                                              62,300
SECURITY & COMMODITY BROKERS (0.2%)
    Legg Mason, Inc.                                  400     15,400


SERVICES AMUSEMENT EXCL MOTION (0.3%)
    Bally Total Fitness Holding Corporation (a)     1,200     34,050

SERVICES-AUTO REPAIR GARAGES (0.7%)
    Avis Rent A Car, Inc. (a)                       1,800     52,425
    Rollins Truck Leasing Corporation               1,600     17,800
                                                             ----------
                                                              70,225
SERVICES-ENGINEERING ACCOUNTING (0.4%)
    Jacobs Engineering Group, Inc. (a)                400     15,200
    URS Corporation (a)                               700     20,519
                                                             ----------
                                                              35,719
SERVICES-HEALTH SERVICES (0.5%)
    Hooper Holmes, Inc.                             1,100     22,413
    Universal Health Services, Inc. (a)               500     23,875
                                                             ----------
                                                              46,288
SPECIAL TRADE CONTRACTORS (0.8%)
    Dycom Industries, Inc. (a)
                                                    1,450    $81,200


STONE CLAY & GLASS PRODUCTS (1.3%)
    Centex Construction Products, Inc.              1,200     40,950
    Cristalerias de Chile - ADR                       300      4,631
    Lone Star Industries, Inc.                      2,300     86,394
                                                            -----------
                                                             131,975
TEXTILE MILL PRODUCTS (0.2%)
    BJ's Wholsale Club, Inc. (a)                      200      6,013
    Mohawk Industries, Inc. (a)                       400     12,150
    Springs Industries, Inc.                          100      4,362
                                                            -----------
                                                              22,525

TRANSPORTATION BY AIR (1.2%)
    America West Holdings Corporation (a)           3,300     62,288
    Midwest Express Holdings, Inc. (a)                250      8,500
    Sky West, Inc. (b)                              1,900     47,203
                                                            -----------
                                                             117,991
TRANSPORTATION EQUIPMENT (4.4%)
    A.O. Smith Corporation                            450     12,600
    Arvin Industries, Inc. (b)                      2,200     83,324
    Avondale Industries, Inc. (a)                   2,300     89,844
    Cordant Technologies, Inc.                      1,800     81,338
    JLG Industries, Inc.                              600     12,225
    MotivePower Industries, Inc. (a) (b)            3,350     60,300
    Newport News Shipbuilding Inc.                    500     14,750
    Thor Industires, Inc.                             300      8,513
    Varlen Corporation                              1,450     58,453
    Winnebago Industries                            1,000     22,500
                                                            -----------
                                                             443,847
TRUCKING & WAREHOUSING (2.4%)
    CNF Transportion, Inc.                            100      3,838
    M.S. Carriers, Inc. (a)                         2,400     71,175
    US Freightways Corporation                      2,300    105,872
    Werner Enterprises, Inc.                        3,025     62,768
                                                            -----------
                                                             243,653
WATER TRANSPORTATION (0.3%)
    Alexander & Baldwin, Inc.                         500     11,094
    Sea Containers, Ltd.                              700     23,494
                                                            -----------
                                                              34,588
WHOLESALE TRADE - DURABLE GOOD (2.0%)
    Action Performance Companies, Inc. (a)            400     13,188
    Borg-Warner Automotive, Inc.                    1,300     71,500
    Crane Co.                                         200      6,288
    Hughes Supply, Inc.                               500     14,843
    Insight Enterprises, Inc. (a)                   3,075     76,010
    Simpson Manufacturing Co., Inc. (a)               300     14,250
                                                            -----------
                                                             196,079
WHOLESALE TRADE - NONDURABLE GOOD (0.9%)
    Fresh Del Monte Produce, Inc. (a)                 700      9,888
    Handleman Company (a)                           1,200     14,175
    Myers Industries, Inc.                            700     14,000
    The Men's Wearhouse, Inc. (a)                     100      2,568
    United Stationers, Inc. (a)                     2,300     50,672
    Valhi, Inc.                                       200      2,225
                                                            -----------
                                                              93,528
                                                            -----------

TOTAL COMMON STOCKS (Cost $5,376,895)                       6,162,837

                       Zweig Equity (Small Cap) Portfolio

                                           Principal
                                            Amount       Value
                                           ----------- -----------
SHORT-TERM SECURITIES (38.6%)

U.S. GOVERNMENT OBLIGATIONS (34.5%)
  U.S. Treasury Bill, 4.365%, due
  7/29/1999 (b)                             $   50,000    $ 49,830
  Federal Home Loan Mortgage,
    Discount Notes, 4.760%  due 7/2/1999       500,000     499,934
  Federal Home Loan Mortgage
    Discount Notes, 5.030%, due 8/12/1999    1,330,000   1,322,195
  Federal National Mortgage Association
    Discount Notes, 4.790%, due 7/19/1999    1,560,000   1,556,264
  Federal National Mortgage Association
    Discount Notes, 5.010%, due 7/28/99      1,000,000     996,243
                                                       -----------
                                                         4,424,466
REPURCHASE AGREEMENT (4.1%)
  State Street Bank, 3.50%, due 7/1/1999
  (Dated 6/30/1999, collateralized by
  U.S. Treasury Note, 7.875%,
  due 2/15/2021, value $414,000)               404,216     404,216
                                                       -----------

TOTAL SHORT-TERM SECURITIES (Cost $4,828,682)            4,828,682
                                                       -----------

TOTAL INVESTMENTS (100.0%) (Cost $10,205,577)          $10,991,519
                                                       ===========

(a)  Non-income producing.

(b) A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of the securities pledged amounted to $413,943.

FUTURES CONTRACTS

                               EXPIRATION   CONTRACT   UNREALIZED
                                  DATE       AMOUNT      GAIN
                               ----------- ----------- -----------
1 S&P 500 Index
    Futures Contract-Long      Sept. 1999    $345,425     $140

OTHER INFORMATION:
  Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1999, aggregated $7,148,996 and $11,773,858, respectively. At June 30, 1999, net unrealized appreciation for tax purposes aggregated $781,696, of which $1,010,231 related to appreciated investments and $228,535 related to depreciated investments. The aggregate cost of securities was $10,209,823 for tax purposes.

SEE ACCOMPANYING NOTES.

                              The Legends Fund, Inc.

                          Notes to Financial Statements

                                  June 30, 1999


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Legends Fund, Inc. (the "Fund") was formed on July 22, 1992. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. As of June 30, 1999, the Fund had four investment portfolios (the "Portfolios"): Harris Bretall Sullivan & Smith Equity Growth, Scudder Kemper Value, Zweig Asset Allocation, and Zweig Equity (Small
Cap). ARM Securities Corporation ("ARM Securities"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., distributes shares of the Fund to a variable annuity separate account of both Integrity Life Insurance Company ("Integrity") and its wholly owned subsidiary, National Integrity Life Insurance Company ("National Integrity"). Integrity Capital Advisors, Inc. ("Integrity Capital Advisors"), registered with the Securities and Exchange Commission as an investment adviser, provides management services to the Fund pursuant to a management agreement (the "Management Agreement") effective July 10, 1998.

ARM Financial Group, Inc. ("ARM") is the ultimate parent of Integrity Capital Advisors, Integrity, National Integrity, and ARM Securities. ARM specializes in the growing asset accumulation business with particular emphasis on retirement savings and investment products. At June 30, 1999, ARM had approximately $10.4 billion of assets under management.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") for investment companies.

SECURITY VALUATION

Stocks that are traded on a national exchange are valued at the last sale price on the exchange on which they are primarily traded, or, if there is no sale, at the mean between the current bid and asked prices. Over-the-counter securities for which market quotations are readily available are valued at the mean of the current bid and asked prices.

                              The Legends Fund, Inc.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Short-term debt securities with remaining maturities of 61 days or more for which reliable quotations are readily available are valued at current market quotations. Short-term investments with remaining maturities of 60 days or less are valued using the amortized cost method of valuation, which approximates market value. Bonds and other fixed-income securities (other than short-term securities described above) are valued using market quotations provided by a pricing service under procedures approved by the Fund's Board of Directors.

Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the closing settlement price. Futures and option positions or any other securities or assets for which reliable market quotations are not readily available or for which valuation cannot be provided by a pricing service approved by the Board of Directors of the Fund are valued at fair value as determined in good faith by the Board of Directors.

SECURITY TRANSACTIONS

Securities transactions are accounted for as of the trade date. Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Premiums and discounts on securities purchased are amortized using the effective interest method. Realized gains and losses on sales of investments are determined on the basis of nearest average for all of the Portfolios except Zweig Asset Allocation, which uses the first-in, first-out method.

FEDERAL INCOME TAX MATTERS

The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributes its taxable net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required. The Zweig Equity (Small
Cap) Portfolio has a capital loss carryforward of $239,894, which expires in 2007.

DIVIDEND DISTRIBUTIONS

Dividends from net investment income and distributions from net realized gains are declared and distributed annually. Dividends and distributions are recorded on the ex-dividend date. All dividends are reinvested in additional full and fractional shares of the related Portfolios.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, passive foreign investment companies, capital losses, and losses deferred due to wash sales.

                             The Legends Fund, Inc.

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FUTURES CONTRACTS

Certain Portfolios may enter into futures contracts to protect against adverse movement in the price of securities in the Portfolio or to enhance investment performance. When entering into a futures contract, changes in the market price of the contracts are recognized as unrealized gains or losses by marking each contract to market at the end of each trading day through a variation margin account. When a futures contract is closed, the Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The face amount of the futures contracts shown in the Schedule of Investments reflects each contract's value at June 30, 1999.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The Portfolios bear the market risk that arises from any changes in contract values.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, Integrity Capital Advisors, has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The value of the securities transferred is monitored daily to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                              The Legends Fund, Inc.

2.   INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES

Integrity Capital Advisors, the Fund's investment adviser, has entered into a sub-advisory agreement with a registered investment adviser ("Sub-Adviser") for each of the Portfolios. Integrity Capital Advisors, not the Fund, pays the sub-advisory fee to each of the Sub-Advisers.

Listed below are management and sub-advisory fees payable as a percentage of average daily net assets:


PORTFOLIO                                                  MANAGEMENT FEE       SUB-ADVISORY FEE
------------------------------------------------------------------------------------------------------
Harris Bretall Sullivan & Smith Equity Growth                  0.65%                0.40%
Scudder Kemper Value                                           0.65%                0.40%
Zweig Asset Allocation                                         0.90%                0.65%
Zweig Equity (Small Cap)                                       1.05%                0.80%

Under the Management Agreement, Integrity Capital Advisors provides certain management services to the Fund, and the Fund is responsible for certain of its direct operating expenses. Integrity Capital Advisors has voluntarily agreed to reimburse each of the Portfolios for operating expenses (excluding management fees) above an annual rate of 0.5% of average daily net assets. Integrity Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios.

Certain officers and directors of the Fund are also officers of ARM, ARM Securities, Integrity Capital Advisors, Integrity, and National Integrity. The Fund does not pay any amounts to compensate these individuals.

3.   CAPITAL SHARES

At June 30, 1999, the Fund had authority to issue one billion (1,000,000,000) shares of common stock, $.001 par value each, in any class or classes as determined by the Board of Directors. At such date, four classes of shares authorized by the Board of Directors were being offered as follows: 55,000,000 shares each for Harris Bretall Sullivan & Smith Equity Growth, Scudder Kemper Value, Zweig Asset Allocation, and Zweig Equity (Small Cap).

At June 30, 1999, Integrity, through its variable annuity Separate Account II, and National Integrity, through its variable annuity Separate Account II, were the record owners of all the outstanding shares of the Fund.

                              The Legends Fund, Inc.

4.   SHAREHOLDER MEETINGS

A Special Meeting of Shareholders of the Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio was held on March 30, 1999. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below:


     (1) The Zweig Asset Allocation Portfolio shareholders approved a new sub-advisory agreement and a new sub-advisory servicing agreement by and among Zweig/Glaser Advisors, certain of its affiliates and Zweig Consulting LLC.

                       Shares                     Shares                                            Broker
                     Voted "For"             Voted "Against"            Abstentions                Non-Votes
               ------------------------    ---------------------    ---------------------    ----------------------
                    2,628,798.08               191,438.169                   -                         -

     (2) The Zweig Equity (Small Cap) Portfolio shareholders approved a new sub-advisory agreement and a new sub-advisory servicing agreement by and among Zweig/Glaser Advisors, certain of its affiliates and Zweig Consulting LLC.

                       Shares                     Shares                                            Broker
                     Voted "For"             Voted "Against"            Abstentions                Non-Votes
               ------------------------    ---------------------    ---------------------    ----------------------
                     923,814.47                124,537.706                   -                         -

5.  SUBSEQUENT EVENTS RELATING TO ARM AND INTEGRITY

On July 29, 1999, ARM announced that it is restructuring its institutional business and positioning its retail business and technology operations for the sale of ARM. ARM's efforts to find a buyer have been unsuccessful. As a result, ARM has sought protection with respect to its insurance subsidiary, Integrity, from the Ohio Department of Insurance. Integrity is domiciled in Ohio. On August 20, 1999, Integrity consented to a Supervision Order issued by the Ohio Department of Insurance. The Supervision Order will remain in effect for 60 days. Unless the Ohio Department of Insurance begins proceedings for the appointment of a rehabilitator or liquidator, the Supervision Order may automatically be extended for successive 60-day periods until written notice is given to Integrity ending the supervision.

This regulatory action is intended to ensure an orderly process for addressing the financial obligations of Integrity and to protect the interests of its individual policyholders. ARM believes that Integrity has adequate assets to meet its obligations to individual retail policyholders. Integrity will continue payments of death benefits, previously scheduled systematic withdrawals, previously scheduled immediate annuity payments, and agent commissions, but must receive written consent from the Ohio Department of Insurance for other payments. In particular, the Supervision Order suspends the processing of surrenders of policies except in cases of approved

                              The Legends Fund, Inc.

5.  SUBSEQUENT EVENTS RELATING TO ARM AND INTEGRITY (CONTINUED)

hardship. Integrity intends to seek appropriate relief to the extent necessary from the Securities and Exchange Commission to effectuate the suspension of surrenders.

The possibility exists that National Integrity could be placed under rehabilitation by the New York Department of Insurance if the New York Department believes that such action is necessary or appropriate to protect the interests of policyholders. New York is the domiciliary state of National Integrity.

The Board of Directors of ARM is continuing to explore all strategic alternatives, including the sale of ARM's subsidiaries or its businesses. There can be no assurance that a transaction for the sale of ARM's insurance subsidiaries or its businesses will be developed or consummated or as to the price or value that might be obtained.

If ARM is unable to find a suitable buyer for its subsidiaries or its businesses or receive a significant infusion of capital from an investor or investors, then ARM's ability to continue as a going concern is in substantial doubt. Without the financial strength of a buyer or investor, ARM will likely not have adequate levels of capital to service its obligations, including the $38 million debt and $75 million of preferred stock. There can be no assurance that ARM will be able to obtain sufficient capital to meet its liquidity needs. Accordingly, ARM is considering all of the options available to it, including a possible bankruptcy filing at the holding company level.

Integrity Capital is a wholly owned subsidiary of ARM. Integrity Capital is dependent on ARM for its employees, overhead and services provided. The Board of Directors is monitoring the situation involving ARM. Pursuant to an Investment Management Agreement, Integrity Capital's operations are administered and managed by ARM. Following the July 29, 1999 announcement, certain of ARM's insurance subsidiaries' ratings were lowered by four significant rating agencies. If ARM were to liquidate under federal or state bankruptcy laws, there can be no assurance that Integrity Capital would be able to provide services under the agreement mentioned above.

                                                                      Appendix A

                               OPTIONS AND FUTURES

Certain Portfolios may use the following Hedging Instruments:

OPTIONS ON EQUITY AND DEBT SECURITIES AND FOREIGN CURRENCIES -- A call option is a short-term contract under which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time before the expiration of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency upon payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

OPTIONS ON SECURITIES INDEXES -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional stock option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

STOCK INDEX FUTURES CONTRACTS -- A stock index futures contract is a bilateral agreement under which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS -- Interest rates and foreign currency futures contracts are bilateral agreements under which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery.

                                      PART C
                                OTHER INFORMATION

ITEM 23. FINANCIAL STATEMENTS AND EXHIBITS

               Exhibits:

         a.(1). Articles of Incorporation of The Legends Fund, Inc. (formerly Integrity Series Fund, Inc.) (the FUND), the Registrant. Incorporated by reference to the Fund's Registration Statement on Form N-1A filed on August 4, 1992 (File Nos. 33-50434 and 811-7084).

           (2). Articles of Amendment. Incorporated by reference to the Fund's Pre-Effective Amendment No. 1 to the Registration Statement filed on November 12, 1992 (File Nos.
                    33-50434 and 811-7084).

           (3). Articles Supplementary. Incorporated by reference to the Fund's Pre-Effective Amendment No. 1 to the Registration Statement filed on November 12, 1992 (File Nos. 33-50434 and 811-7084).

           (4). Articles Supplementary filed as of June 14, 1994. Incorporated by reference to the Fund's Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on October 12, 1994 (File Nos. 33-50434 and 811-7084).

            (5). Articles of Amendment. Incorporated by reference to the Fund's Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on November 5, 1998 (File Nos. 33-50434 and 811-7084).

         b. By-Laws of the Fund. Incorporated by reference to the Fund's Registration Statement on Form N-1A filed on August 4, 1992 (File Nos. 33-50434 and 811-7084).

         c. See generally Articles V, VII, VIII and IX of the Articles of Incorporation and Articles I, IV, VII and VIII of the By-laws, incorporated herein by reference.

         d (1)(a) Management Agreement between the Fund and Integrity Capital Advisors, Inc. (INTEGRITY CAPITAL). Incorporated by reference to the Fund's Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on November 5, 1998 (File Nos. 33-50434 and 811-7084).

           (2)(a) Sub-Advisory Agreement between Integrity Capital and Scudder Kemper Investments, Inc. (Scudder Kemper Value Portfolio). Incorporated by reference to the Fund's Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on November 5, 1998 (File Nos. 33-50434 and 811-7084).

           (2)(b) Sub-Advisory Agreement between Integrity Capital and Harris Bretall Sullivan & Smith, LLC (Harris Bretall Sullivan & Smith Equity Growth Portfolio). Incorporated by reference to the Fund's Post-Effective Amendment No. 9 to the Registration

                    Statement on Form N-1A filed on November 5, 1998 (File Nos. 33-50434 and 811-7084).

           (2)(c) Form of Sub-Advisory Agreement between Integrity Capital and Zweig/Glaser Advisers (Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio). Incorporated by reference to the Fund's Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on August 30, 1999.


           (2)(d) Form of Sub-Advisory Servicing Agreement between Zweig/Glaser Advisers, certain of its affiliates and Zweig Consulting LLC (Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio).*

         e. Distribution Agreement between the Fund and ARM Securities Corp. . Incorporated by reference to the Fund's Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on November 5, 1998 (File Nos. 33-50434 and 811-7084).

         f.         Not applicable

         g.(1). Custody, Recordkeeping and Agency Agreement between the Fund and Investors Fiduciary Trust Company, as amended Incorporated by reference to the Fund's Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on October 12, 1994 (File Nos. 33-50434 and 811-7084).

             (2). Forms of Foreign Sub-Custody Agreement Incorporated by reference to the Fund's Pre-Effective Amendment No. 1 to the Registration Statement filed on November 12, 1992 (File Nos. 33-50434 and 811-7084).

         h. (1). Fund Participation Agreement with Integrity Incorporated by reference to the Fund's Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on October 12, 1994 (File Nos. 33-50434 and 811-7084).

             (2). Fund Participation Agreement with National Integrity Life Insurance Company (NATIONAL INTEGRITY) Incorporated by reference to the Fund's Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on October 12, 1994 (File Nos. 33-50434 and 811-7084).

         i.         Opinion and Consent of Kevin L. Howard.*

         j.         Consent of Ernst & Young LLP, Independent Auditors*

         k.         Not applicable

         l.         Not applicable

         m.         Not applicable

         n.         Not applicable

         o. (1). Power of Attorney for John Katz Incorporated by reference to the Fund's Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on October 12, 1994 (File Nos. 33-50434 and 811-7084).

           (2). Powers of Attorney for Chris LaVictoire Mahai and William B. Faulkner. Incorporated by reference to the Fund's Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on November 5, 1998 (File Nos. 33-50434 and 811-7084).

* filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Separate Account II of Integrity and Separate Account II of National Integrity Life Insurance Company (NATIONAL INTEGRITY) own all of the outstanding shares of common stock of Registrant. Fund shares are voted by Integrity and National Integrity in accordance with instructions received from their respective variable annuity contractowners who allocate contributions to the Fund.

         Integrity, an Ohio stock life corporation, owns 100% of the voting securities of National Integrity, a New York stock life corporation. The voting securities of Integrity are 100% owned by Integrity Holdings, Inc., a Delaware corporation, which is a holding company engaged in no active business. The voting securities of Integrity Holdings, Inc. are 100% owned by ARM Financial Group, Inc. (ARM FINANCIAL), a Delaware corporation, which is a holding company. ARM Financial also owns 100% of the voting stock of ARM Securities Corp. (ARMSC), a Minnesota corporation, which is the Distributor of the Fund, is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. In addition, ARM Financial owns 100% of the stock of Integrity Capital (formerly known as ARM Capital Advisors, Inc.), a New York corporation registered with the SEC as an investment adviser; 100% of SBM Certificate Company, a Minnesota corporation registered with the SEC as a face amount certificate company; and 100% of ARM Transfer Agency, Inc., a Delaware corporation.




ITEM 25. INDEMNIFICATION

         ARTICLES OF INCORPORATION OF THE FUND. The Articles of Incorporation of the Fund provide in substance that no director or officer of the Fund shall be liable to the Fund or its shareholders for money damages, unless the director or officer is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office.

         BY-LAWS OF THE FUND. The By-Laws of the Fund provide for the indemnification of present and former officers and directors of the Fund against liability by reason of service to the Fund, unless the officer or director is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (DISABLING CONDUCT). No indemnification shall be made to an officer or director unless there has been a final adjudication on the merits, a dismissal of a proceeding for insufficiency of evidence of Disabling Conduct, or a reasonable determination has been made that no Disabling Conduct occurred. The Fund may advance payment of expenses only if the officer or director to be indemnified undertakes to repay the advance unless indemnification is made and if one of the following applies: the officer or director provides a security for his or her undertaking, the Fund is insured against losses from any lawful advances, or a reasonable determination has been made that there is reason to believe the officer or director ultimately will be entitled to indemnification.

         INSURANCE. The directors and officers of the Fund, Integrity Capital, as investment adviser, and ARMSC, as distributor, are insured under a policy issued by American International Specialty Lines Insurance Company. The annual limit on such policy is $2 million.

         BY-LAWS OF INTEGRITY CAPITAL. The By-Laws of Integrity Capital provide for the indemnification by Integrity Capital of directors and officers of Integrity Capital and of any person serving at the request of Integrity Capital as a director or officer of another corporation and permits the payment of expenses for covered persons. Thus, the officers and directors of the Fund, Integrity Capital and SBMFS are indemnified by Integrity Capital for their services in connection with the Fund to the extent set forth in the By-Laws.

         Integrity Capital's By-Laws provide, in Article IX, as follows:

         Section 9.01 INDEMNIFICATION. (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which Court of Chancery or such other court shall deem proper.

         (c) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 9.01(a) and
         (b) of these By-laws, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         (d) Any indemnification under Section 9.01(a) and (b) of these By-laws (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 9.01(a) and (b) of these By-laws. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders of the Corporation.

         (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation pursuant to this Article IX. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate.

         (f) The indemnification and advancement of expenses provided by, or granted pursuant to, other Sections of this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

         (g) For purpose of this Article IX, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

         (h) For purposes of this Article IX, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article IX.

         (i) In indemnification and advancement of expenses provided by, or granted pursuant to, this Article IX shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         Section 9.02 INSURANCE FOR INDEMNIFICATION. The Corporation may purchase and maintain insurance on behalf of or for any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of Section 145 of the General Corporation Law.

         BY-LAWS OF ARMSC. The By-Laws of ARMSC, the principal underwriter for the Fund, provide in Section 4 as follows:

               SECTION 4.01 INDEMNIFICATION. The corporation shall indemnify its officers and directors for such expenses and liabilities, in such manner, under such circumstances, and to such extent, as required or permitted by Minnesota Statutes, Section 302A.521, as amended from time to time, or as required or permitted by other provisions of law.

         AGREEMENTS. The Fund and ARMSC, including each director, officer and controlling person of the Fund and ARMSC, are entitled to indemnification against certain liabilities as described in Article VIII of the Participation Agreement filed as Exhibit 9(b) to this Registration Statement, except that the Fund may not indemnify directors, officers and controlling persons who are its Affiliated persons, as defined in Section 2(a)(3) of the 1940 Act. Certain officers and directors of the Fund and ARMSC are officers and directors of Integrity and National Integrity (see Item 28 of this Part C).

UNDERTAKING

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Integrity Capital, the Fund's investment adviser, is a registered investment adviser providing individual discretionary investment management services and investment advisory services to various categories of institutional and individual clients. The names of the officers and directors of Integrity Capital (or its predecessor, ARM Capital Advisors, Inc.), and their business activities during the past two fiscal years, are set forth below. The principal business address of ARM Financial, the parent of Integrity Capital, is 515 W. Market Street, 8th Floor, Louisville, Kentucky 40202.

Name                              Business Activities in Past Two Fiscal Years
----                              --------------------------------------------

Peter S. Resnik                   Treasurer of Integrity Capital since October
                                  1994; Treasurer of ARM Financial since
                                  December 1993.

Michael A. Cochran                Tax Officer of Integrity Capital and ARM
                                  Financial since October 1997; Senior
                                  Manager and Principal of Ernst & Young LLP
                                  (and its predecessors) from 1984 - 1997.




OFFICERS AND PARTNERS OR DIRECTORS OF THE SUB-ADVISERS: The names of the officers and partners or directors of the Sub-Advisers for the Portfolios of the Fund, and their business activities during the past two fiscal years, are incorporated herein by reference to their respective Form ADVs, as amended to the date of their most recent filing with the Securities and Exchange Commission
(SEC), as set forth below:

Zweig/Glaser Advisers, LLC: Form ADV dated April 13, 1999, SEC File No.
801-35094

Harris Bretall Sullivan & Smith, LLC: Form ADV dated June 16, 1999, SEC File No. 801-55094

Scudder Kemper Investments, Inc.: Form ADV dated June 16, 1999, SEC File No. 801-252

Integrity Capital Advisors, Inc.: Form ADV dated December 2, 1998, SEC File No. 47942

ITEM 27. PRINCIPAL UNDERWRITERS

         (a)   ARMSC is the principal underwriter for Fund shares.

         (b) The names of the principal officers and directors of ARMSC, and their positions with ARMSC and the Fund, are as follows:


        NAME                                 POSITION WITH ARMSC             POSITION WITH THE FUND
        ----                                 -------------------             ----------------------
Edward J. Haines                            President and Director                  President

Dale Bauman                                 Vice President                            None

Robert Bryant                               Vice President                            None

Ronald Geiger                               Vice President                            None

William Guth                                Operations Officer                        None


        NAME                                 POSITION WITH ARMSC             POSITION WITH THE FUND
        ----                                 -------------------             ----------------------
David L. Anders                             Marketing Officer                         None

John R. McGeeney                            Compliance Officer, Secretary,            None
                                            General Counsel and Director

Peter S. Resnik                             Treasurer                               Treasurer

Michael A. Cochran                          Tax Officer                             Tax Officer


         The principal business address of each person listed above is 515 W. Market Street, 8th Floor, Louisville, Kentucky 40202.

         (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The records required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, will be maintained by ARM Financial, parent of Integrity Capital, at its offices at 515 W. Market Street, 8th Floor, Louisville, Kentucky 40202, or with its custodian, Investors Fiduciary Trust Company, at its offices at 127 West Tenth Street, Kansas City, Missouri 64105.

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on this 29th day of October 1999.

                                                 THE LEGENDS FUND, INC.
                                                      (Registrant)


                                                 By:   /s/ Edward Haines
                                                       -------------------------
                                                           Edward Haines
                                                           Title:  President

         Pursuant to the requirement of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



SIGNATURES                                TITLE                                            DATE
----------                                -----                                            ----
/s/ Edward Haines                    President                                       October 29, 1999
------------------------------       (Principal Executive Officer)
Edward Haines

/s/ Peter Resnik                     Treasurer                                       October 29, 1999
------------------------------       (Principal Financial Officer)
Peter Resnik

*                                    Director                                        October 29, 1999
------------------------------
William B. Faulkner

*                                    Director                                        October 29, 1999
------------------------------
John Katz

/s/  John R. Lindholm                Director                                        October 29, 1999
------------------------------
John R. Lindholm

*                                    Director                                        October 29, 1999
------------------------------
Chris LaVictoire Mahai


*This Amendment has been signed by each of the persons so indicated by me the undersigned as Attorney-in-Fact.


By   /s/  Kevin L. Howard                                                            October 29, 1999
     -------------------------
        Attorney-in-Fact